Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Second Quarter 2014

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Second Quarter 2014

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Revenues
Property-liability insurance premiums	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$14,268	$13,632
Life and annuity premiums and contract charges	518	607	610	584	579	579	1,125	1,158
Net investment income	898	959	1,026	950	984	983	1,857	1,967
Realized capital gains and losses:
Total other-than-temporary impairment losses	(44)	(80)	(29)	(96)	(55)	(27)	(124)	(82)
Portion of loss recognized in other comprehensive income	(1)	(1)	(1)	8	(5)	(10)	(2)	(15)
Net other-than-temporary impairment losses recognized in earnings	(45)	(81)	(30)	(88)	(60)	(37)	(126)	(97)
Sales and other realized capital gains and losses	285	135	172	47	422	168	420	590
Total realized capital gains and losses	240	54	142	(41)	362	131	294	493
Total revenues	8,860	8,684	8,792	8,465	8,787	8,463	17,544	17,250

Costs and expenses
Property-liability insurance claims and claims expense	5,142	4,759	4,283	4,427	4,741	4,460	9,901	9,201
Life and annuity contract benefits	413	488	490	498	471	458	901	929
Interest credited to contractholder funds	212	307	305	317	311	345	519	656
Amortization of deferred policy acquisition costs	1,035	1,035	1,069	1,026	961	946	2,070	1,907
Operating costs and expenses	1,023	1,094	1,258	937	1,090	1,102	2,117	2,192
Restructuring and related charges	4	6	11	13	20	26	10	46
Loss on extinguishment of debt	1	-	2	9	480	-	1	480
Interest expense	84	87	87	83	99	98	171	197
Total costs and expenses	7,914	7,776	7,505	7,310	8,173	7,435	15,690	15,608

Gain (loss) on disposition of operations	9	(59)	(44)	(646)	-	2	(50)	2

Income from operations before income tax expense	955	849	1,243	509	614	1,030	1,804	1,644

Income tax expense	310	249	422	193	180	321	559	501

Net income	$645	$600	$821	$316	$434	$709	$1,245	$1,143

Preferred stock dividends	31	13	11	6	-	-	44	-

Net income available to common shareholders	$614	$587	$810	$310	$434	$709	$1,201	$1,143

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$1.41	$1.31	$1.79	$0.67	$0.93	$1.49	$2.73	$2.42
Weighted average common shares - Basic	434.3	446.4	452.8	461.1	468.3	475.4	440.4	471.9

Net income available to common shareholders per common share - Diluted	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$2.69	$2.39
Weighted average common shares - Diluted	440.7	452.8	459.6	467.1	473.8	480.8	446.8	477.3

Cash dividends declared per common share	$0.28	$0.28	$0.25	$0.25	$0.25	$0.25	$0.56	$0.50

(1)   In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Contribution to income

Operating income before the impact of restructuring and related charges	$448	$592	$789	$721	$542	$664	$1,040	$1,206
Restructuring and related charges, after-tax	(3)	(4)	(8)	(8)	(13)	(17)	(7)	(30)

Operating income *	445	588	781	713	529	647	1,033	1,176

Realized capital gains and losses, after-tax	154	35	94	(28)	234	85	189	319
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(11)	(3)	(10)	3	(6)	(14)	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(3)	1	(4)	1	-	(3)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	7	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	3	2	1	-	(3)	(5)	5	(8)
Amortization of purchased intangible assets, after-tax	(11)	(11)	(15)	(13)	(13)	(14)	(22)	(27)
Gain (loss) on disposition of operations, after-tax	26	(16)	(44)	(472)	-	1	10	1
Loss on extinguishment of debt, after-tax	-	-	(1)	(6)	(312)	-	-	(312)
Postretirement benefits curtailment gain, after-tax	-	-	-	118	-	-	-	-

Net income available to common shareholders	$614	$587	$810	$310	$434	$709	$1,201	$1,143

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.02	$1.31	$1.72	$1.54	$1.14	$1.38	$2.33	$2.53
Restructuring and related charges, after-tax	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)	(0.07)

Operating income	1.01	1.30	1.70	1.53	1.12	1.35	2.31	2.46

Realized capital gains and losses, after-tax	0.35	0.08	0.21	(0.06)	0.50	0.18	0.43	0.67
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.02)	(0.01)	(0.02)	0.01	(0.02)	(0.03)	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(0.01)	-	(0.01)	-	-	(0.01)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	0.01	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	0.01	-	-	-	(0.01)	(0.01)	0.01	(0.02)
Amortization of purchased intangible assets, after-tax	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)	(0.05)
Gain (loss) on disposition of operations, after-tax	0.06	(0.04)	(0.10)	(1.01)	-	-	0.02	-
Loss on extinguishment of debt, after-tax	-	-	-	(0.01)	(0.66)	-	-	(0.65)
Postretirement benefits curtailment gain, after-tax	-	-	-	0.25	-	-	-	-

Net income available to common shareholders	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$2.69	$2.39

Weighted average common shares - Diluted	440.7	452.8	459.6	467.1	473.8	480.8	446.8	477.3

(1)  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability
Property-Liability insurance premiums	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$14,268	$13,632
Net investment income	351	312	382	309	343	341	663	684
Realized capital gains and losses	250	53	128	(26)	305	112	303	417

Total Property-Liability revenues	7,805	7,429	7,524	7,255	7,510	7,223	15,234	14,733

Allstate Financial
Life and annuity premiums and contract charges	518	607	610	584	579	579	1,125	1,158
Net investment income	538	640	637	633	633	635	1,178	1,268
Realized capital gains and losses	(10)	1	14	(16)	57	19	(9)	76

Total Allstate Financial revenues	1,046	1,248	1,261	1,201	1,269	1,233	2,294	2,502

Corporate and Other
Service fees (1)	1	2	3	3	2	1	3	3
Net investment income	9	7	7	8	8	7	16	15
Realized capital gains and losses	-	-	-	1	-	-	-	-

Total Corporate and Other revenues before reclassification of services fees	10	9	10	12	10	8	19	18

Reclassification of service fees (1)	(1)	(2)	(3)	(3)	(2)	(1)	(3)	(3)

Total Corporate and Other revenues	9	7	7	9	8	7	16	15

Consolidated revenues	$8,860	$8,684	$8,792	$8,465	$8,787	$8,463	$17,544	$17,250

(1)  For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2014	2014	2013	2013	2013		2014	2014	2013	2013	2013

Assets						Liabilities
Investments						Reserve for property-liability insurance claims and claims expense	$22,317	$21,985	$21,857	$20,983	$20,989
Fixed income securities, at fair value
(amortized cost $59,447, $58,587,						Reserve for life-contingent contract benefits	12,688	12,435	12,386	12,590	14,242
$59,008, $58,129 and $68,475)	$62,634	$61,161	$60,910	$60,295	$71,039	Contractholder funds	23,472	23,989	24,304	24,476	36,357
Equity securities, at fair value						Unearned premiums	11,217	10,821	10,932	11,016	10,510
(cost $4,658, $4,575, $4,473,						Claim payments outstanding	851	785	631	702	745
$4,370 and $4,237)	5,394	5,297	5,097	4,812	4,505	Deferred income taxes	1,146	886	635	440	250
Mortgage loans	4,174	4,472	4,721	4,817	6,413	Other liabilities and accrued expenses	5,044	5,566	5,156	5,245	6,055
Limited partnership interests (2)	4,309	5,024	4,967	5,091	4,941	Short-term debt	-	-	-	-	500
Short-term, at fair value						Long-term debt	5,846	6,200	6,201	6,217	5,475
(amortized cost $2,914, $2,573,						Separate Accounts	4,780	4,878	5,039	4,928	6,488
$2,393, $2,694 and $2,646)	2,914	2,573	2,393	2,694	2,646	Liabilities held for sale	-	14,641	14,899	14,908	-
Other	3,138	3,163	3,067	2,774	2,771	Total liabilities	87,361	102,186	102,040	101,505	101,611
Total investments	82,563	81,690	81,155	80,483	92,315
						Equity
						Preferred stock and additional capital paid-in, 72.2 thousand, 62.2 thousand, 32.3 thousand, 26.9 thousand and 11.5 thousand outstanding	1,746	1,505	780	650	278
						Common stock, 434 million, 434 million, 449 million, 456 million, and 465 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,035	3,017	3,143	3,127	3,105
						Retained income	36,532	36,041	35,580	34,885	34,691
						Deferred ESOP expense	(31)	(31)	(31)	(39)	(39)
						Treasury stock, at cost (466 million, 466 million, 451 million, 444 million and 435 million)	(19,985)	(19,922)	(19,047)	(18,662)	(18,225)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	72	66	50	33	36
Cash	889	1,170	675	1,069	634	Other unrealized net capital gains and losses	2,461	2,271	1,698	1,804	1,794
Premium installment receivables, net	5,384	5,271	5,237	5,341	5,116	Unrealized adjustment to DAC, DSI and insurance reserves	(383)	(246)	(102)	(123)	(179)
Deferred policy acquisition costs	3,377	3,316	3,372	3,286	3,914
Reinsurance recoverables, net (1)	7,500	7,512	7,621	6,938	8,346	Total unrealized net capital gains and losses	2,150	2,091	1,646	1,714	1,651
Accrued investment income	611	610	624	617	773
Property and equipment, net	990	1,024	1,024	993	971	Unrealized foreign currency translation adjustments	35	22	38	50	37
Goodwill	1,219	1,243	1,243	1,243	1,239	Unrecognized pension and other postretirement benefit cost	(619)	(627)	(638)	(954)	(1,638)
Other assets (2)	2,920	2,187	1,937	1,810	1,684
Separate Accounts	4,780	4,878	5,039	4,928	6,488	Total accumulated other comprehensive income	1,566	1,486	1,046	810	50
Assets held for sale	-	15,390	15,593	15,577	-
						Total shareholders’ equity	22,872	22,105	21,480	20,780	19,869
Total assets	$110,233	$124,291	$123,520	$122,285	$121,480	Total liabilities and shareholders’ equity	$110,233	$124,291	$123,520	$122,285	$121,480

(1)           Reinsurance recoverables of unpaid losses related to Property-Liability were $4,695, $4,671 million, $4,664 million, $3,652 million and $3,613 million as of June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(2)            Tax credit funds, which totaled $592 million as of June 30, 2014, were reclassified from limited partnership interests to other assets as of June 30, 2014.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
Book value per common share

Numerator:

Common shareholders’ equity (1)	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share	$47.97	$46.70	$45.31	$43.49	$41.63	$43.46

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Unrealized net capital gains and losses on fixed income securities	1,690	1,640	1,258	1,445	1,489	2,486

Adjusted common shareholders’ equity	$19,436	$18,960	$19,442	$18,685	$18,102	$18,133

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$44.13	$42.98	$42.55	$40.37	$38.47	$38.22

(1)            Excludes equity related to preferred stock of $1,746 million, $1,505 million, $780 million, $650 million and $278 million as of June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,321	$2,141	$2,263	$1,847	$2,260	$2,249

Denominator:

Beginning common shareholders’ equity	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Ending common shareholders’ equity	21,126	20,600	20,700	20,130	19,591	20,619

Average common shareholders’ equity (2)	$20,359	$20,610	$20,640	$20,484	$19,533	$19,901

Return on common shareholders’ equity	11.4%	10.4%	11.0%	9.0%	11.6%	11.3%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,527	$2,611	$2,670	$2,178	$2,182	$2,085

Denominator:

Beginning common shareholders’ equity	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Unrealized net capital gains and losses	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted beginning common shareholders’ equity	17,940	17,714	17,746	17,957	17,405	17,308

Ending common shareholders’ equity	21,126	20,600	20,700	20,130	19,591	20,619
Unrealized net capital gains and losses	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted ending common shareholders’ equity	18,976	18,509	19,054	18,416	17,940	17,714

Average adjusted common shareholders’ equity (2)	$18,458	$18,112	$18,400	$18,187	$17,673	$17,511

Operating income return on common shareholders’ equity	13.7%	14.4%	14.5%	12.0%	12.3%	11.9%

(1)                  Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                  Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013

Debt

Short-term debt	$-	$-	$-	$-	$500	$-
Long-term debt	5,846	6,200	6,201	6,217	5,475	6,556
Total debt	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Capital resources

Debt	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Shareholders’ equity
Preferred stock and additional capital paid-in	1,746	1,505	780	650	278	-
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,035	3,017	3,143	3,127	3,105	3,028
Retained income	36,532	36,041	35,580	34,885	34,691	34,375
Deferred ESOP expense	(31)	(31)	(31)	(39)	(39)	(39)
Treasury stock	(19,985)	(19,922)	(19,047)	(18,662)	(18,225)	(18,033)
Unrealized net capital gains and losses	2,150	2,091	1,646	1,714	1,651	2,905
Unrealized foreign currency translation adjustments	35	22	38	50	37	58
Unrecognized pension and other postretirement benefit cost	(619)	(627)	(638)	(954)	(1,638)	(1,684)
Total shareholders’ equity	22,872	22,105	21,480	20,780	19,869	20,619

Total capital resources	$28,718	$28,305	$27,681	$26,997	$25,844	$27,175

Ratio of debt to shareholders’ equity	25.6%	28.0%	28.9%	29.9%	30.1%	31.8%

Ratio of debt to capital resources	20.4%	21.9%	22.4%	23.0%	23.1%	24.1%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$645	$600	$821	$316	$434	$709	$1,245	$1,143
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	91	98	122	66	93	87	189	180
Realized capital gains and losses	(240)	(54)	(142)	41	(362)	(131)	(294)	(493)
Loss on extinguishment of debt	1	-	2	9	480	-	1	480
(Gain) loss on disposition of operations	(9)	59	44	646	-	(2)	50	(2)
Interest credited to contractholder funds	212	307	305	317	311	345	519	656
Changes in:
Policy benefits and other insurance reserves	121	(18)	732	(180)	(93)	(514)	103	(607)
Unearned premiums	379	(92)	(68)	505	311	(146)	287	165
Deferred policy acquisition costs	(80)	3	(60)	(101)	(77)	(30)	(77)	(107)
Premium installment receivables, net	(106)	(46)	95	(219)	(59)	(22)	(152)	(81)
Reinsurance recoverables, net	6	(45)	(1,023)	(33)	(79)	406	(39)	327
Income taxes	(127)	(68)	118	172	6	277	(195)	283
Other operating assets and liabilities	(166)	(270)	225	(21)	(152)	(239)	(436)	(391)
Net cash provided by operating activities	727	474	1,171	1,518	813	740	1,201	1,553

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	7,722	6,483	5,889	4,893	4,987	5,474	14,205	10,461
Equity securities	1,416	1,328	942	489	1,532	210	2,744	1,742
Limited partnership interests	564	238	369	238	278	160	802	438
Mortgage loans	-	10	4	-	18	2	10	20
Other investments	51	30	58	55	23	15	81	38
Investment collections
Fixed income securities	881	849	1,029	1,221	1,913	1,745	1,730	3,658
Mortgage loans	402	324	237	308	238	237	726	475
Other investments	57	50	62	42	117	54	107	171
Investment purchases
Fixed income securities	(9,550)	(6,252)	(7,442)	(6,008)	(4,553)	(6,084)	(15,802)	(10,637)
Equity securities	(1,338)	(1,330)	(1,112)	(555)	(1,693)	(317)	(2,668)	(2,010)
Limited partnership interests	(376)	(277)	(401)	(434)	(222)	(255)	(653)	(477)
Mortgage loans	(107)	(2)	(115)	(109)	(239)	(75)	(109)	(314)
Other investments	(152)	(243)	(204)	(342)	(342)	(196)	(395)	(538)
Change in short-term investments, net	(249)	189	117	(121)	385	(808)	(60)	(423)
Change in other investments, net	13	36	5	1	57	34	49	91
Purchases of property and equipment, net	(69)	(55)	(91)	(73)	17	(60)	(124)	(43)
Disposition and acquisition of operations	380	(2)	-	(24)	-	-	378	-
Net cash provided by (used in) investing activities	(355)	1,376	(653)	(419)	2,516	136	1,021	2,652

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	-	-	-	(500)	500	-	-	500
Proceeds from issuance of long-term debt	-	-	4	786	989	492	-	1,481
Repayment of long-term debt	(354)	(1)	(22)	(65)	(2,540)	-	(355)	(2,540)
Proceeds from issuance of preferred stock	240	725	130	373	278	-	965	278
Contractholder fund deposits	263	403	566	489	528	591	666	1,119
Contractholder fund withdrawals	(838)	(1,084)	(1,098)	(1,185)	(3,014)	(1,259)	(1,922)	(4,273)
Dividends paid on common stock	(125)	(113)	(115)	(118)	(119)	-	(238)	(119)
Dividends paid on preferred stock	(13)	(12)	(6)	-	-	-	(25)	-
Treasury stock purchases	(142)	(1,115)	(449)	(488)	(158)	(739)	(1,257)	(897)
Shares reissued under equity incentive plans, net	72	77	62	48	43	17	149	60
Excess tax benefits on share-based payment arrangements	5	13	5	4	6	23	18	29
Other	(3)	(6)	(2)	5	(28)	13	(9)	(15)
Net cash used in financing activities	(895)	(1,113)	(925)	(651)	(3,515)	(862)	(2,008)	(4,377)
Cash classified as held for sale	242	(242)	13	(13)	-	-	-	-

NET INCREASE (DECREASE) IN CASH	(281)	495	(394)	435	(186)	14	214	(172)
CASH AT BEGINNING OF PERIOD	1,170	675	1,069	634	820	806	675	806
CASH AT END OF PERIOD	$889	$1,170	$675	$1,069	$634	$820	$889	$634

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended June 30, 2014

						Amortization
						relating to realized
						capital gains and
		DAC classified				losses and	Effect of
	Beginning	as held for sale	Total DAC including	Acquisition	Amortization	valuation changes on	unrealized		Ending
	balance	beginning	those classified	costs	before	embedded derivatives	capital gains	DAC sold in	balance
	March 31, 2014	balance	as held for sale	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	LBL disposition	June 30, 2014

Property-Liability	$1,626	$-	$1,626	$1,047	$(969)	$-	$-	$-	$1,704

Allstate Financial:
Traditional life and accident and health	714	13	727	42	(29)	-	-	(13)	727
Interest-sensitive life	934	674	1,608	28	(35)	(2)	(26)	(674)	899
Fixed annuity	42	27	69	-	(1)	1	(2)	(20)	47
Subtotal	1,690	714	2,404	70	(65)	(1)	(28)	(707)	1,673

Consolidated	$3,316	$714	$4,030	$1,117	$(1,034)	$(1)	$(28)	$(707)	$3,377

	Change in Deferred Policy Acquisition Costs For the three months ended June 30, 2013

				Amortization
				relating to realized
				capital gains and
				losses and	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending
	balance	costs	before	embedded derivatives	capital gains	balance
	March 31, 2013	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2013

Property-Liability	$1,398	$953	$(890)	$-	$-	$1,461

Allstate Financial:
Traditional life and accident and health	681	39	(26)	-	-	694
Interest-sensitive life	1,549	37	(35)	(3)	159	1,707
Fixed annuity	32	7	(4)	(3)	20	52
Subtotal	2,262	83	(65)	(6)	179	2,453

Consolidated	$3,660	$1,036	$(955)	$(6)	$179	$3,914

(1)       Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)       Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs									Reconciliation of Deferred Policy
	For the six months ended June 30, 2014									Acquisition Costs as of June 30, 2014
						Amortization
						relating to realized
						capital gains and				DAC before		DAC after
		DAC classified				losses and	Effect of			impact of	Impact of	impact of
	Beginning	as held for sale	Total DAC including	Acquisition	Amortization	valuation changes on	unrealized	DAC sold in	Ending	unrealized	unrealized	unrealized
	balance	beginning	those classified	costs	before	embedded derivatives	capital gains	LBL	balance	capital gains	capital gains	capital gains
	Dec. 31, 2013	balance	as held for sale	deferred (3)	adjustments (1) (2)	that are not hedged (2)	and losses	disposition	June 30, 2014	and losses	and losses	and losses

Property-Liability	$1,625	$-	$1,625	$2,009	$(1,930)	$-	$-	$-	$1,704	$1,704	$-	$1,704

Allstate Financial:
Traditional life and accident and health	711	13	724	81	(65)	-	-	(13)	727	727	-	727
Interest-sensitive life	991	700	1,691	56	(69)	(4)	(101)	(674)	899	1,068	(169)	899
Fixed annuity	45	30	75	-	(5)	3	(6)	(20)	47	58	(11)	47
Subtotal	1,747	743	2,490	137	(139)	(1)	(107)	(707)	1,673	1,853	(180)	1,673

Consolidated	$3,372	$743	$4,115	$2,146	$(2,069)	$(1)	$(107)	$(707)	$3,377	$3,557	$(180)	$3,377

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the six months ended June 30, 2013						Acquisition Costs as of June 30, 2013
				Amortization
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred (3)	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$1,826	$(1,761)	$-	$-	$1,461	$1,461	$-	$1,461

Allstate Financial:
Traditional life and accident and health	671	78	(55)	-	-	694	694	-	694
Interest-sensitive life	1,529	95	(79)	(3)	165	1,707	1,888	(181)	1,707
Fixed annuity	25	12	(7)	(2)	24	52	62	(10)	52
Subtotal	2,225	185	(141)	(5)	189	2,453	2,644	(191)	2,453

Consolidated	$3,621	$2,011	$(1,902)	$(5)	$189	$3,914	$4,105	$(191)	$3,914

(1)  Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

(3)  Annual deferred costs in 2013 included agent compensation of approximately $2.9 billion compared to an average annual cost of $2.7 billion in the three preceding years. The 2014 agent compensation plan is resulting in total compensation in line with 2013. Agent compensation was recognized at an increasing level during 2013 as more agents met the success factors.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Premiums written	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$14,516	$13,776
(Increase) decrease in unearned premiums	(397)	112	84	(518)	(293)	155	(285)	(138)
Other	54	(17)	(20)	52	4	(10)	37	(6)

Premiums earned	7,204	7,064	7,014	6,972	6,862	6,770	14,268	13,632
Claims and claims expense	(5,142)	(4,759)	(4,283)	(4,427)	(4,741)	(4,460)	(9,901)	(9,201)
Amortization of deferred policy acquisition costs	(969)	(961)	(984)	(929)	(890)	(871)	(1,930)	(1,761)
Operating costs and expenses	(901)	(968)	(942)	(910)	(943)	(957)	(1,869)	(1,900)
Restructuring and related charges	(3)	(4)	(11)	(9)	(19)	(24)	(7)	(43)
Underwriting income *	189	372	794	697	269	458	561	727

Net investment income	351	312	382	309	343	341	663	684
Periodic settlements and accruals on non-hedge derivative instruments	(3)	(3)	(2)	(2)	(2)	(1)	(6)	(3)
Amortization of purchased intangible assets	17	17	23	21	20	21	34	41
Income tax expense on operations	(190)	(230)	(404)	(340)	(197)	(263)	(420)	(460)

Operating income	364	468	793	685	433	556	832	989

Realized capital gains and losses, after-tax	161	34	86	(17)	197	73	195	270
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	2	1	1	1	1	4	2
Amortization of purchased intangible assets, after-tax	(11)	(11)	(15)	(13)	(13)	(14)	(22)	(27)
Gain (loss) on disposition of operations, after-tax	38	-	-	-	(1)	-	38	(1)
Net income available to common shareholders	$554	$493	$865	$656	$617	$616	$1,047	$1,233

Catastrophe losses	$936	$445	$117	$128	$647	$359	$1,381	$1,006

Operating ratios
Claims and claims expense (“loss”) ratio	71.4	67.4	61.1	63.5	69.1	65.9	69.4	67.5
Expense ratio	26.0	27.3	27.6	26.5	27.0	27.3	26.7	27.2
Combined ratio	97.4	94.7	88.7	90.0	96.1	93.2	96.1	94.7

Combined ratio excluding the effect of catastrophes *	84.4	88.4	87.0	88.2	86.7	87.9	86.4	87.3
Effect of catastrophe losses on combined ratio	13.0	6.3	1.7	1.8	9.4	5.3	9.7	7.4
Combined ratio	97.4	94.7	88.7	90.0	96.1	93.2	96.1	94.7

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying”)	84.7	88.4	87.5	86.9	86.9	87.7	86.6	87.3
Effect of catastrophe losses on combined ratio	13.0	6.3	1.7	1.8	9.4	5.3	9.7	7.4
Effect of prior year reserve reestimates on combined ratio	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	(0.1)	(0.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.5)	-	0.1	0.5	0.3	0.5	(0.3)	0.4
Effect of amortization of purchased intangible assets on combined ratio	0.3	0.2	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	97.4	94.7	88.7	90.0	96.1	93.2	96.1	94.7

Effect of restructuring and related charges on combined ratio	-	0.1	0.2	0.1	0.3	0.4	-	0.3

Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	-	1.9	0.1	-	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability Underwriting Summary
Allstate Protection	$192	$375	$795	$831	$273	$462	$567	$735
Discontinued Lines and Coverages	(3)	(3)	(1)	(134)	(4)	(4)	(6)	(8)
Underwriting income	$189	$372	$794	$697	$269	$458	$561	$727

Allstate Protection Underwriting Summary
Premiums written	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$14,516	$13,776

Premiums earned	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$14,268	$13,632
Claims and claims expense	(5,140)	(4,756)	(4,282)	(4,292)	(4,738)	(4,457)	(9,896)	(9,195)
Amortization of deferred policy acquisition costs	(969)	(961)	(984)	(929)	(890)	(871)	(1,930)	(1,761)
Operating costs and expenses	(900)	(968)	(942)	(911)	(942)	(956)	(1,868)	(1,898)
Restructuring and related charges	(3)	(4)	(11)	(9)	(19)	(24)	(7)	(43)
Underwriting income	$192	$375	$795	$831	$273	$462	$567	$735

Catastrophe losses	$936	$445	$117	$128	$647	$359	$1,381	$1,006

Operating ratios
Loss ratio	71.3	67.3	61.1	61.6	69.0	65.9	69.3	67.4
Expense ratio	26.0	27.4	27.6	26.5	27.0	27.3	26.7	27.2
Combined ratio	97.3	94.7	88.7	88.1	96.0	93.2	96.0	94.6

Effect of catastrophe losses on combined ratio	13.0	6.3	1.7	1.8	9.4	5.3	9.7	7.4

Effect of restructuring and related charges on combined ratio	-	0.1	0.2	0.1	0.3	0.4	-	0.3

Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.3	0.3	0.3	0.3	0.2	0.3

Discontinued Lines and Coverages
Underwriting Summary
Premiums written	$-	$-	$-	$-	$-	$-	$-	$-

Premiums earned	$-	$-	$-	$-	$-	$-	$-	$-
Claims and claims expense	(2)	(3)	(1)	(135)	(3)	(3)	(5)	(6)
Operating costs and expenses	(1)	-	-	1	(1)	(1)	(1)	(2)
Underwriting loss	$(3)	$(3)	$(1)	$(134)	$(4)	$(4)	$(6)	$(8)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	-	-	1.9	0.1	-	0.1	0.1

Underwriting Income by Brand
Allstate brand	$299	$478	$814	$871	$346	$520	$777	$866
Encompass brand	(59)	(8)	41	19	(7)	(6)	(67)	(13)
Esurance brand	(45)	(93)	(56)	(54)	(61)	(47)	(138)	(108)
Answer Financial	(3)	(2)	(4)	(5)	(5)	(5)	(5)	(10)
Underwriting income	$192	$375	$795	$831	$273	$462	$567	$735

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand (1)
Auto	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$8,667	$8,325
Homeowners	1,765	1,342	1,549	1,779	1,693	1,268	3,107	2,961
Other personal lines	416	351	368	417	406	348	767	754
Commercial lines	130	116	119	114	121	112	246	233
Other business lines	180	176	157	161	151	133	356	284
	6,866	6,277	6,340	6,751	6,541	6,016	13,143	12,557

Encompass brand
Auto	176	151	155	172	167	147	327	314
Homeowners	136	110	115	129	120	97	246	217
Other personal lines	29	25	25	28	28	23	54	51
	341	286	295	329	315	267	627	582

Esurance brand
Auto	338	404	315	357	294	342	742	636
Homeowners	1	1	-	-	-	-	2	-
Other personal lines	1	1	-	1	1	-	2	1
	340	406	315	358	295	342	746	637

Allstate Protection	7,547	6,969	6,950	7,438	7,151	6,625	14,516	13,776

Discontinued Lines and Coverages	-	-	-	-	-	-	-	-

Property-Liability	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$14,516	$13,776

Allstate Protection
Auto	$4,889	$4,847	$4,617	$4,809	$4,631	$4,644	$9,736	$9,275
Homeowners	1,902	1,453	1,664	1,908	1,813	1,365	3,355	3,178
Other personal lines	446	377	393	446	435	371	823	806
Commercial lines	130	116	119	114	121	112	246	233
Other business lines	180	176	157	161	151	133	356	284

	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$14,516	$13,776

(1) Canada premiums included in Allstate brand
Auto	$250	$180	$199	$225	$245	$184	$430	$429
Homeowners	63	40	50	58	59	38	103	97
Other personal lines	15	11	13	14	15	13	26	28
	$328	$231	$262	$297	$319	$235	$559	$554

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended					Three months ended				Three months ended
	June 30, 2014 (1)					March 31, 2014				December 31, 2013

	Number of				State	Number of			State	Number of		State
	states		Countrywide (%) (4)		specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	25	(6)	-	(8)	(0.2)	19		0.8	2.5	24	0.8	2.6
Homeowners (3)	11	(7)	0.4		5.7	8	(7)	0.2	2.3	21	1.5	4.5

Encompass brand
Auto	12		2.4		7.6	2		0.5	4.9	11	2.1	6.6
Homeowners	12		1.5		7.8	1		-	2.5	14	2.7	6.4

Esurance brand
Auto	15		1.7		4.4	17		2.2	8.2	16	1.1	5.5

	Three months ended			Three months ended			Three months ended
	September 30, 2013			June 30, 2013			March 31, 2013

	Number of		State	Number of		State	Number of		State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	12	0.7	3.1	15	0.1	0.5	15	0.3	1.8
Homeowners (3)	3	0.3	6.8	8	0.5	6.2	16	1.3	4.8

Encompass brand
Auto	9	1.4	5.7	14	1.6	4.8	5	0.8	5.6
Homeowners	11	1.4	6.9	15	1.9	4.8	3	1.4	7.0

Esurance brand
Auto	14	1.1	5.2	15	1.7	4.7	11	0.9	4.2

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending June 30, 2014 are estimated to total $68 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Allstate Brand rate changes exclude Canada and specialty auto in periods prior to first quarter 2014. In 2013, the Ontario government gave the Financial Services Commission of Ontario the authority to implement an average reduction of premium rates by 15%. The rate reductions are effective on new business beginning May 2014 and renewal contracts beginning July 2014 and represent an overall decrease of approximately 14%. This will reduce expected premiums written by approximately $35 million and premiums earned by approximately $11 million in 2014.

(2)

Impacts of Allstate brand auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.1%, 0.5%, 0.5%, 0.7%, 0.2% and 0.5% for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Therefore, the Canada rate changes referred to in Note 1 will be included in the effective calculations in third quarter 2014.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.5%, 1.3%, 0.4%, 0.3%, 1.2% and 1.7% for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(4)	Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes three Canadian provinces for auto.
(7)	Includes two and one Canadian provinces for homeowners for the three months ended June, 30, 2014 and March 31, 2014, respectively.
(8)	Excluding Canada, countrywide rate changes were 0.5% for the three months ended June 30, 2014.

THE ALLSTATE CORPORATION

POLICIES IN FORCE AND OTHER STATISTICS

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
Policies in Force (in thousands) (1)
Allstate Brand
Auto	19,605	19,413	19,362	19,247	19,155	19,020
Homeowners	6,069	6,063	6,077	6,077	6,097	6,136
Landlord	738	740	742	742	744	748
Renter	1,421	1,402	1,385	1,371	1,364	1,364
Condominium	648	646	645	641	640	639
Other	1,245	1,244	1,252	1,260	1,267	1,273
Other personal lines	4,052	4,032	4,024	4,014	4,015	4,024
Commercial lines	313	305	301	295	291	286
Other business lines	972	991	989	996	997	1,001
Excess and surplus	25	23	22	20	18	15
Total	31,036	30,827	30,775	30,649	30,573	30,482

Encompass Brand
Auto	788	778	774	767	752	737
Homeowners	364	359	356	350	341	333
Other personal lines	124	124	125	124	124	121
Total	1,276	1,261	1,255	1,241	1,217	1,191

Esurance Brand
Auto	1,399	1,375	1,286	1,254	1,207	1,151
Homeowners	2	1	-	-	-	-
Other personal lines	30	26	20	16	11	7
Total	1,431	1,402	1,306	1,270	1,218	1,158

Total Policies in Force	33,743	33,490	33,336	33,160	33,008	32,831

Other Customer Relationships
Good Hands Roadside Members (in thousands) (2)	1,871	1,734	1,585	1,439	1,272	1,099

Non-Proprietary Premiums ($ in millions)
Ivantage (3)	$1,414	$1,396	$1,394	$1,389	$1,363	$1,310
Answer Financial (4)	125	139	118	122	111	126

(1)

Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)	Membership provides pay on demand access to roadside services. Fees for three months ended June 30, 2014 were $196 thousand.
(3)

Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are reported on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended June 30, 2014 were $18.1 million.

(4)	Represents non-proprietary premiums written for the period. Fees for the three months ended June 30, 2014 were $17.2 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$6,866	$6,277	$6,340	$6,751	$6,541	$6,016	$13,143	$12,557

Net premiums earned
Auto	4,297	4,209	4,186	4,165	4,133	4,094	8,506	8,227
Homeowners	1,594	1,580	1,574	1,568	1,525	1,516	3,174	3,041
Other personal lines (1)	387	385	384	384	380	379	772	759
Commercial lines	121	110	115	114	113	114	231	227
Other business lines (2)	131	133	126	124	115	106	264	221
Total	6,530	6,417	6,385	6,355	6,266	6,209	12,947	12,475

Incurred losses
Auto	3,011	2,858	2,876	2,857	2,843	2,774	5,869	5,617
Homeowners	1,212	994	656	645	1,084	914	2,206	1,998
Other personal lines	226	279	187	221	239	247	505	486
Commercial lines	78	81	77	70	69	61	159	130
Other business lines	64	63	58	60	49	47	127	96
Total	4,591	4,275	3,854	3,853	4,284	4,043	8,866	8,327

Expenses
Auto	1,089	1,075	1,114	1,068	1,069	1,068	2,164	2,137
Homeowners	359	385	393	379	368	376	744	744
Other personal lines	105	108	115	108	113	115	213	228
Commercial lines	35	34	37	34	33	34	69	67
Other business lines	52	62	58	42	53	53	114	106
Total	1,640	1,664	1,717	1,631	1,636	1,646	3,304	3,282

Underwriting income (loss)
Auto	197	276	196	240	221	252	473	473
Homeowners	23	201	525	544	73	226	224	299
Other personal lines	56	(2)	82	55	28	17	54	45
Commercial lines	8	(5)	1	10	11	19	3	30
Other business lines	15	8	10	22	13	6	23	19
Total	299	478	814	871	346	520	777	866

Loss ratio	70.3	66.6	60.4	60.6	68.4	65.1	68.5	66.7
Expense ratio	25.1	26.0	26.9	25.7	26.1	26.5	25.5	26.3
Combined ratio	95.4	92.6	87.3	86.3	94.5	91.6	94.0	93.0

Effect of catastrophe losses on combined ratio	13.1	6.4	1.8	1.7	9.8	5.5	9.8	7.7

Effect of prior year reserve reestimates on combined ratio	(0.1)	(0.2)	(0.6)	(1.4)	(0.9)	(0.6)	(0.1)	(0.7)

Effect of advertising expenses on combined ratio	2.7	2.4	2.3	2.7	3.2	2.7	2.6	3.0

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	83.0	86.4	86.1	85.4	85.4	86.2	84.7	85.8
Effect of catastrophe losses	13.1	6.4	1.8	1.7	9.8	5.5	9.8	7.7
Effect of prior year non-catastrophe reserve reestimates	(0.7)	(0.2)	(0.6)	(0.8)	(0.7)	(0.1)	(0.5)	(0.5)
Combined ratio	95.4	92.6	87.3	86.3	94.5	91.6	94.0	93.0

(1)  Other personal lines include renter, condominium, landlord and other personal lines.

(2)  Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STATISTICS (1)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

New Issued Applications (in thousands) (2)
Auto	770	714	664	720	709	656	1,484	1,365
Homeowners	192	154	157	180	167	121	346	288
Average Premium - Gross Written ($) (3)
Auto	478	473	473	467	466	464	475	465
Homeowners	1,135	1,137	1,126	1,119	1,109	1,104	1,136	1,107
Average Premium - Net Earned ($) (4)
Auto	441	435	434	433	433	430	438	432
Homeowners	1,045	1,034	1,029	1,024	990	976	1,040	983
Renewal Ratio (%) (5)
Auto	89.1	89.0	88.7	88.7	88.6	88.4	89.1	88.5
Homeowners	88.3	88.2	88.1	88.0	87.5	87.2	88.3	87.3
Bodily Injury Claim Frequency
(% change year-over-year)
Auto	(2.8)	(0.3)	(1.7)	0.8	(1.1)	(2.4)	(1.6)	(1.7)
Property Damage Claim Frequency
(% change year-over-year)
Auto	(2.4)	5.1	1.4	0.6	(0.3)	(0.7)	1.2	(0.5)
Auto Paid Severity
(% change year-over-year)
Bodily injury	1.3	0.7	2.0	2.3	4.1	6.7	1.0	5.4
Property damage	4.4	2.7	3.2	0.8	3.7	(0.2)	3.5	1.7
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	2.3	6.1	(2.2)	(1.1)	0.6	1.2	4.2	0.9
Claim severity	5.5	8.3	0.2	(2.2)	1.3	(0.2)	6.9	0.5

(1)        Statistics presented for Allstate brand exclude excess and surplus lines.

(2)        New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand.  Does not include automobiles that are added by existing customers.

(3)        Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)        Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)        Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$341	$286	$295	$329	$315	$267	$627	$582

Net premiums earned
Auto	$162	$161	$155	$158	$158	$155	$323	$313
Homeowners	120	117	114	111	105	100	237	205
Other personal lines	26	26	25	26	24	25	52	49
Total	308	304	294	295	287	280	612	567

Incurred losses
Auto	$134	$114	$114	$112	$117	$117	$248	$234
Homeowners	118	86	48	63	69	62	204	131
Other personal lines	21	21	-	13	21	20	42	41
Total	273	221	162	188	207	199	494	406

Expenses
Auto	$50	$48	$49	$47	$48	$47	$98	$95
Homeowners	37	35	35	34	33	32	72	65
Other personal lines	7	8	7	7	6	8	15	14
Total	94	91	91	88	87	87	185	174

Underwriting income (loss)
Auto	$(22)	$(1)	$(8)	$(1)	$(7)	$(9)	$(23)	$(16)
Homeowners	(35)	(4)	31	14	3	6	(39)	9
Other personal lines	(2)	(3)	18	6	(3)	(3)	(5)	(6)
Total	(59)	(8)	41	19	(7)	(6)	(67)	(13)

Loss ratio	88.7	72.7	55.1	63.7	72.1	71.1	80.7	71.6
Expense ratio	30.5	29.9	31.0	29.9	30.3	31.0	30.2	30.7
Combined ratio	119.2	102.6	86.1	93.6	102.4	102.1	110.9	102.3

Effect of catastrophe losses on combined ratio	23.7	11.2	0.3	5.8	10.1	4.6	17.5	7.4

Effect of prior year reserve reestimates on combined ratio	1.0	(0.7)	(7.5)	(5.1)	(1.4)	(0.7)	0.1	(1.1)

Effect of advertising expenses on combined ratio	0.6	0.7	0.3	-	0.7	0.7	0.7	0.7

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	94.8	91.8	91.8	92.5	92.7	97.9	93.3	95.2
Effect of catastrophe losses	23.7	11.2	0.3	5.8	10.1	4.6	17.5	7.4
Effect of prior year non-catastrophe reserve reestimates	0.7	(0.4)	(6.0)	(4.7)	(0.4)	(0.4)	0.1	(0.3)
Combined ratio	119.2	102.6	86.1	93.6	102.4	102.1	110.9	102.3

Policies in Force (in thousands)
Auto	788	778	774	767	752	737	788	752
Homeowners	364	359	356	350	341	333	364	341
Other personal lines	124	124	125	124	124	121	124	124
	1,276	1,261	1,255	1,241	1,217	1,191	1,276	1,217
New Issued Applications (in thousands)
Auto	40	33	36	43	41	35	73	76
Homeowners	20	17	18	22	22	17	37	39

Average Premium - Gross Written ($)
Auto	888	893	886	879	872	882	890	877
Homeowners	1,437	1,440	1,392	1,390	1,362	1,346	1,438	1,355

Renewal Ratio (%)
Auto	80.3	79.2	79.1	79.4	78.4	77.8	79.8	78.1
Homeowners	86.2	86.6	86.2	87.4	86.4	86.1	86.4	86.3

THE ALLSTATE CORPORATION

ESURANCE PROFITABILITY MEASURES AND STATISTICS

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$340	$406	$315	$358	$295	$342	$746	$637

Net premiums earned
Auto	$365	$342	$334	$322	$308	$281	$707	$589
Other personal lines	1	1	1	-	1	-	2	1
	366	343	335	322	309	281	709	590

Incurred losses
Auto	$275	$260	$266	$251	$246	$215	$535	$461
Other personal lines	1	-	-	-	1	-	1	1
	276	260	266	251	247	215	536	462

Expenses
Auto	$135	$174	$123	$125	$122	$113	$309	$235
Other personal lines	-	2	2	-	1	-	2	1
	135	176	125	125	123	113	311	236

Underwriting loss
Auto	$(45)	$(92)	$(55)	$(54)	$(60)	$(47)	$(137)	$(107)
Other personal lines	-	(1)	(1)	-	(1)	-	(1)	(1)
	(45)	(93)	(56)	(54)	(61)	(47)	(138)	(108)

Loss ratio	75.4	75.8	79.4	78.0	79.9	76.5	75.6	78.3
Expense ratio	36.9	51.3	37.3	38.8	39.8	40.2	43.9	40.0
Combined ratio	112.3	127.1	116.7	116.8	119.7	116.7	119.5	118.3

Effect of catastrophe losses on combined ratio	2.7	0.3	0.3	0.6	1.6	1.1	1.6	1.4

Effect of prior year reserve reestimates on combined ratio	(1.4)	(0.9)	-	-	-	-	(1.1)	-

Effect of amortization of purchased intangible assets on combined ratio	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.3

Effect of advertising expenses on combined ratio	14.5	28.3	12.8	14.6	16.2	16.0	21.2	16.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and amortization of purchased intangible assets (“underlying”)	107.7	124.2	111.9	111.5	112.9	110.3	115.7	111.6
Effect of catastrophe losses	2.7	0.3	0.3	0.6	1.6	1.1	1.6	1.4
Effect of prior year non-catastrophe reserve reestimates	(1.4)	(0.9)	-	-	-	-	(1.1)	-
Effect of amortization of purchased intangible assets	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.3
Combined ratio	112.3	127.1	116.7	116.8	119.7	116.7	119.5	118.3

Policies in Force (in thousands)
Auto	1,399	1,375	1,286	1,254	1,207	1,151	1,399	1,207
Homeowners	2	1	-	-	-	-	2	-
Other personal lines	30	26	20	16	11	7	30	11
	1,431	1,402	1,306	1,270	1,218	1,158	1,431	1,218

New Issued Applications (in thousands)
Auto	177	221	162	188	175	222	398	397
Homeowners	1	1	-	-	-	-	2	-
Other personal lines	10	10	7	7	6	5	20	11
	188	232	169	195	181	227	420	408

Average Premium - Gross Written ($)
Auto	497	504	483	480	481	494	503	487
Homeowners	822	691	752	-	-	-	805	-

Renewal Ratio (%)
Auto	80.1	80.4	80.1	79.9	81.7	81.2	80.3	81.5

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$8,667	$8,325
Encompass brand	176	151	155	172	167	147	327	314
Esurance brand	338	404	315	357	294	342	742	636
	4,889	4,847	4,617	4,809	4,631	4,644	9,736	9,275
Net premiums earned
Allstate brand	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$8,506	$8,227
Encompass brand	162	161	155	158	158	155	323	313
Esurance brand	365	342	334	322	308	281	707	589
	4,824	4,712	4,675	4,645	4,599	4,530	9,536	9,129
Incurred losses
Allstate brand	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$5,869	$5,617
Encompass brand	134	114	114	112	117	117	248	234
Esurance brand	275	260	266	251	246	215	535	461
	3,420	3,232	3,256	3,220	3,206	3,106	6,652	6,312
Expenses
Allstate brand	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$2,164	$2,137
Encompass brand	50	48	49	47	48	47	98	95
Esurance brand	135	174	123	125	122	113	309	235
	1,274	1,297	1,286	1,240	1,239	1,228	2,571	2,467
Underwriting income
Allstate brand	$197	$276	$196	$240	$221	$252	$473	$473
Encompass brand	(22)	(1)	(8)	(1)	(7)	(9)	(23)	(16)
Esurance brand	(45)	(92)	(55)	(54)	(60)	(47)	(137)	(107)
	130	183	133	185	154	196	313	350
Loss ratio
Allstate brand	70.1	67.9	68.7	68.6	68.8	67.7	69.0	68.3
Encompass brand	82.7	70.8	73.6	70.9	74.0	75.5	76.8	74.8
Esurance brand	75.3	76.0	79.7	78.0	79.9	76.5	75.7	78.3
Allstate Protection	70.9	68.6	69.6	69.3	69.7	68.6	69.7	69.2
Expense ratio
Allstate brand	25.3	25.5	26.6	25.6	25.9	26.1	25.4	26.0
Encompass brand	30.9	29.8	31.6	29.7	30.4	30.3	30.3	30.3
Esurance brand	37.0	50.9	36.8	38.8	39.6	40.2	43.7	39.9
Allstate Protection	26.4	27.5	27.6	26.7	27.0	27.1	27.0	27.0
Combined ratio
Allstate brand	95.4	93.4	95.3	94.2	94.7	93.8	94.4	94.3
Encompass brand	113.6	100.6	105.2	100.6	104.4	105.8	107.1	105.1
Esurance brand	112.3	126.9	116.5	116.8	119.5	116.7	119.4	118.2
Allstate Protection	97.3	96.1	97.2	96.0	96.7	95.7	96.7	96.2
Effect of catastrophe losses on combined ratio
Allstate brand	4.1	0.4	-	0.8	1.9	1.1	2.3	1.5
Encompass brand (1)	9.3	0.6	(0.6)	1.9	0.6	(0.6)	5.0	-
Esurance brand	2.7	0.3	0.3	0.6	1.6	1.1	1.6	1.4
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.6)	(0.9)	(0.9)	(0.8)	(1.8)	(1.6)	(0.7)	(1.7)
Encompass brand	(3.7)	(4.3)	(4.5)	(7.6)	(3.2)	(3.9)	(4.0)	(3.5)
Esurance brand	(1.4)	(0.9)	-	-	-	-	(1.1)	-
Effect of amortization of purchased intangible assets on combined ratio
Esurance brand	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.3
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	91.8	93.8	95.9	94.3	94.1	93.2	92.8	93.6
Effect of catastrophe losses on combined ratio	4.1	0.4	-	0.8	1.9	1.1	2.3	1.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.5)	(0.8)	(0.6)	(0.9)	(1.3)	(0.5)	(0.7)	(0.8)
Allstate brand combined ratio	95.4	93.4	95.3	94.2	94.7	93.8	94.4	94.3
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.1)	(0.1)	(0.3)	0.1	(0.5)	(1.1)	-	(0.9)

(1)             Catastrophe losses increased during the first quarter of 2014 and first six months of 2014 as a result of several catastrophes in areas where Encompass has a concentration of policyholders.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$1,765	$1,342	$1,549	$1,779	$1,693	$1,268	$3,107	$2,961
Encompass brand	136	110	115	129	120	97	246	217
Esurance brand	1	1	-	-	-	-	2	-
	1,902	1,453	1,664	1,908	1,813	1,365	3,355	3,178
Net premiums earned
Allstate brand	$1,594	$1,580	$1,574	$1,568	$1,525	$1,516	$3,174	$3,041
Encompass brand	120	117	114	111	105	100	237	205
	1,714	1,697	1,688	1,679	1,630	1,616	3,411	3,246
Incurred losses
Allstate brand	$1,212	$994	$656	$645	$1,084	$914	$2,206	$1,998
Encompass brand	118	86	48	63	69	62	204	131
	1,330	1,080	704	708	1,153	976	2,410	2,129
Expenses
Allstate brand	$359	$385	$393	$379	$368	$376	$744	$744
Encompass brand	37	35	35	34	33	32	72	65
	396	420	428	413	401	408	816	809
Underwriting income
Allstate brand	$23	$201	$525	$544	$73	$226	$224	$299
Encompass brand	(35)	(4)	31	14	3	6	(39)	9
	(12)	197	556	558	76	232	185	308
Loss ratio
Allstate brand	76.1	62.9	41.6	41.1	71.1	60.3	69.5	65.7
Encompass brand	98.3	73.5	42.1	56.8	65.7	62.0	86.1	63.9
Allstate Protection	77.6	63.6	41.7	42.2	70.7	60.4	70.7	65.6
Expense ratio
Allstate brand	22.5	24.4	25.0	24.2	24.1	24.8	23.4	24.5
Encompass brand	30.9	29.9	30.7	30.6	31.4	32.0	30.4	31.7
Allstate Protection	23.1	24.8	25.4	24.6	24.6	25.2	23.9	24.9
Combined ratio
Allstate brand	98.6	87.3	66.6	65.3	95.2	85.1	92.9	90.2
Encompass brand	129.2	103.4	72.8	87.4	97.1	94.0	116.5	95.6
Allstate Protection	100.7	88.4	67.1	66.8	95.3	85.6	94.6	90.5
Effect of catastrophe losses on combined ratio
Allstate brand	38.7	21.3	7.1	4.7	32.5	18.7	30.0	25.6
Encompass brand (1)	46.7	25.6	1.8	13.5	23.8	12.0	36.3	18.0
Effect of prior year reserve reestimates on combined ratio
Allstate brand	2.1	0.8	(0.3)	(3.3)	1.0	2.6	1.4	1.8
Encompass brand	6.7	4.3	(4.4)	-	(1.0)	1.0	5.5	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	60.2	65.8	60.7	61.8	62.7	65.8	63.0	64.2
Effect of catastrophe losses on combined ratio	38.7	21.3	7.1	4.7	32.5	18.7	30.0	25.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.3)	0.2	(1.2)	(1.2)	-	0.6	(0.1)	0.4
Allstate brand combined ratio	98.6	87.3	66.6	65.3	95.2	85.1	92.9	90.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	2.4	0.6	0.9	(2.1)	1.0	2.0	1.5	1.4

(1) Catastrophe losses increased during the first quarter of 2014 and first six months of 2014 as a result of several catastrophes in areas where Encompass has a concentration of policyholders.

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$416	$351	$368	$417	$406	$348	$767	$754
Encompass brand	29	25	25	28	28	23	54	51
Esurance brand	1	1	-	1	1	-	2	1
	446	377	393	446	435	371	823	806

Net premiums earned
Allstate brand	$387	$385	$384	$384	$380	$379	$772	$759
Encompass brand	26	26	25	26	24	25	52	49
Esurance brand	1	1	1	-	1	-	2	1
	414	412	410	410	405	404	826	809
Incurred losses
Allstate brand	$226	$279	$187	$221	$239	$247	$505	$486
Encompass brand	21	21	-	13	21	20	42	41
Esurance brand	1	-	-	-	1	-	1	1
	248	300	187	234	261	267	548	528
Expenses
Allstate brand	$105	$108	$115	$108	$113	$115	$213	$228
Encompass brand	7	8	7	7	6	8	15	14
Esurance brand	-	2	2	-	1	-	2	1
	112	118	124	115	120	123	230	243
Underwriting income
Allstate brand	$56	$(2)	$82	$55	$28	$17	$54	$45
Encompass brand	(2)	(3)	18	6	(3)	(3)	(5)	(6)
Esurance brand	-	(1)	(1)	-	(1)	-	(1)	(1)
	54	(6)	99	61	24	14	48	38
Loss ratio
Allstate brand	58.4	72.5	48.7	57.6	62.9	65.2	65.4	64.0
Encompass brand	80.8	80.8	-	50.0	87.5	80.0	80.8	83.7
Esurance brand	100.0	-	-	-	100.0	-	50.0	100.0
Allstate Protection	59.9	72.8	45.6	57.1	64.4	66.1	66.3	65.3
Expense ratio
Allstate brand	27.1	28.0	29.9	28.1	29.7	30.3	27.6	30.1
Encompass brand	26.9	30.7	28.0	26.9	25.0	32.0	28.8	28.5
Esurance brand	-	200.0	200.0	-	100.0	-	100.0	100.0
Allstate Protection	27.1	28.7	30.2	28.0	29.6	30.4	27.9	30.0
Combined ratio
Allstate brand	85.5	100.5	78.6	85.7	92.6	95.5	93.0	94.1
Encompass brand	107.7	111.5	28.0	76.9	112.5	112.0	109.6	112.2
Esurance brand	100.0	200.0	200.0	-	200.0	-	150.0	200.0
Allstate Protection	87.0	101.5	75.9	85.1	94.1	96.5	94.2	95.3
Effect of catastrophe losses on combined ratio
Allstate brand	12.4	12.7	1.0	(0.3)	8.7	4.7	12.6	6.7
Encompass brand	7.7	11.5	-	(3.8)	12.5	8.0	9.6	10.2
Esurance brand	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.4)	3.9	-	2.6	4.2	0.3	0.3	2.2
Encompass brand	3.8	-	(40.0)	(11.5)	8.3	12.0	1.9	10.2
Esurance brand	-	-	-	-	-	-	-	-

(1)            Other personal lines include renter, condominium, landlord and other personal lines.  Profitability measures for commercial and other business lines can be found on the Allstate Brand Profitability Measures page.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Six months ended June 30, 2014

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$69	$35	50.7%	$-	-
Other hurricane exposure states	1,788	1,249	69.9%	558	31.2%
Total hurricane exposure states (2)	1,857	1,284	69.1%	558	30.0%		7	2.4%
Other catastrophe exposure states (4)	1,554	1,126	72.5%	481	31.0%		18	6.8%

Total	$3,411	$2,410	70.7%	$1,039	30.5%	42	25	4.7%

(1)  Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2)  Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3)  Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

(4)  Includes Canada

THE ALLSTATE CORPORATION

CATASTROPHE LOSSES BY BRAND

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand
Auto	$178	$16	$1	$35	$79	$43	$194	$122
Homeowners	617	336	112	74	496	284	953	780
Other personal lines	48	49	4	(1)	33	18	97	51
Commercial lines	10	9	(2)	1	5	(2)	19	3
Other business lines	-	-	-	-	-	-	-	-
Total	853	410	115	109	613	343	1,263	956

Encompass brand
Auto	15	1	(1)	3	1	(1)	16	-
Homeowners	56	30	2	15	25	12	86	37
Other personal lines	2	3	-	(1)	3	2	5	5
Total	73	34	1	17	29	13	107	42

Esurance brand
Auto	10	1	1	2	5	3	11	8
Other personal lines	-	-	-	-	-	-	-	-
Total	10	1	1	2	5	3	11	8

Allstate Protection	$936	$445	$117	$128	$647	$359	$1,381	$1,006

Allstate Protection
Auto	$203	$18	$1	$40	$85	$45	$221	$130
Homeowners	673	366	114	89	521	296	1,039	817
Other personal lines	50	52	4	(2)	36	20	102	56
Commercial lines	10	9	(2)	1	5	(2)	19	3
Other business lines	-	-	-	-	-	-	-	-
	$936	$445	$117	$128	$647	$359	$1,381	$1,006

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2005	2.5	2.2	69.4	9.6	21.0	$27,039	$5,674	$460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	-	-	-	14,268	1,381	1,388	9.7

Average	5.3	11.5	15.3	6.2	9.5				6.5

THE ALLSTATE CORPORATION

CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended June 30, 2014
						Average
	Number		Claims and		Combined	catastrophe
Size of catastrophe	of events		claims expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	2	6.9	322	34.4	4.5	161
$50 million to $100 million	3	10.3	208	22.2	2.9	69
Less than $50 million	24	82.8	347	37.1	4.8	14
Total	29	100.0%	877	93.7	12.2	30
Prior year reserve reestimates			36	3.8	0.5
Prior quarter reserve reestimates			23	2.5	0.3
Total catastrophe losses			$936	100.0%	13.0

Six months ended June 30, 2014
						Average
	Number		Claims and		Combined	catastrophe
Size of catastrophe	of events		claims expense		ratio impact	loss per event
Greater than $250 million	1	2.4%	$258	18.7%	1.8	$258
$101 million to $250 million	2	4.8	322	23.3	2.3	161
$50 million to $100 million	4	9.5	293	21.2	2.0	73
Less than $50 million	35	83.3	470	34.0	3.3	13
Total	42	100.0%	1,343	97.2	9.4	32
Prior year reserve reestimates			38	2.8	0.3
Total catastrophe losses			$1,381	100.0%	9.7

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Prior Year Reserve Reestimates (1)

Auto	$(36)	$(48)	$(44)	$(44)	$(79)	$(70)	$(84)	$(149)
Homeowners	41	18	(10)	(51)	15	41	59	56
Other personal lines	(12)	15	(10)	7	18	4	3	22
Commercial lines	(1)	(1)	1	(13)	(14)	(10)	(2)	(24)
Other business lines	-	-	-	-	(1)	(3)	-	(4)
Allstate Protection	(8)	(16)	(63)	(101)	(61)	(38)	(24)	(99)
Discontinued Lines and Coverages	2	3	1	135	3	3	5	6

Property-Liability	$(6)	$(13)	$(62)	$34	$(58)	$(35)	$(19)	$(93)

Allstate brand (2)	$(6)	$(11)	$(41)	$(86)	$(57)	$(36)	$(17)	$(93)
Encompass brand (2)	3	(2)	(22)	(15)	(4)	(2)	1	(6)
Esurance brand	(5)	(3)	-	-	-	-	(8)	-

Allstate Protection (2)	$(8)	$(16)	$(63)	$(101)	$(61)	$(38)	$(24)	$(99)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(0.5)	(0.7)	(0.5)	(0.6)	(1.2)	(1.0)	(0.6)	(1.1)
Homeowners	0.6	0.3	(0.2)	(0.7)	0.2	0.6	0.4	0.4
Other personal lines	(0.2)	0.2	(0.2)	0.1	0.3	-	-	0.2
Commercial lines	-	-	-	(0.2)	(0.2)	(0.2)	-	(0.2)
Other business lines	-	-	-	-	-	-	-	-
Allstate Protection	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.2)	(0.7)
Discontinued Lines and Coverages	-	-	-	1.9	0.1	-	0.1	-

Property-Liability	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	(0.1)	(0.7)

Allstate brand (2)	(0.1)	(0.2)	(0.6)	(1.2)	(0.8)	(0.5)	(0.1)	(0.7)
Encompass brand (2)	0.1	-	(0.3)	(0.2)	(0.1)	(0.1)	-	-
Esurance brand	(0.1)	-	-	-	-	-	(0.1)	-

Allstate Protection	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.2)	(0.7)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $35 million, $1 million and $36 million and ($15) million, ($3) million and ($18) million, respectively, in the three months ended June 30, 2014 and 2013, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $38 million, $0 million and $38 million and ($46) million, ($4) million and ($50) million, respectively, in the six months ended June 30, 2014 and 2013, respectively.

(3)	Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended		Twelve months ended December 31,

	June 30,	March 31,
	2014	2014	2013	2012	2011	2010	2009
(net of reinsurance)

Asbestos claims
Beginning reserves	$993	$1,017	$1,026	$1,078	$1,100	$1,180	$1,228
Incurred claims and claims expense	-	-	74	26	26	5	(8)
Claims and claims expense paid	(17)	(24)	(83)	(78)	(48)	(85)	(40)
Ending reserves	$976	$993	$1,017	$1,026	$1,078	$1,100	$1,180

Claims and claims expense paid as a percent of ending reserves	1.7%	2.4%	8.2%	7.6%	4.5%	7.7%	3.4%

Environmental claims
Beginning reserves	$204	$208	$193	$185	$201	$198	$195
Incurred claims and claims expense	-	-	30	22	-	18	13
Claims and claims expense paid	(3)	(4)	(15)	(14)	(16)	(15)	(10)
Ending reserves	$201	$204	$208	$193	$185	$201	$198

Claims and claims expense paid as a percent of ending reserves	1.5%	2.0%	7.2%	7.3%	8.6%	7.5%	5.1%

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES PROFITABILITY MEASURES (1)

($ in millions, except ratios and policies in force)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Auto	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$8,667	$8,325
Homeowners	1,765	1,342	1,549	1,779	1,693	1,268	3,107	2,961
Landlord	137	126	138	143	135	124	263	259
Renter	72	59	58	69	59	53	131	112
Condominium	61	48	52	58	55	45	109	100
Other	146	118	120	147	157	126	264	283
Other personal lines	416	351	368	417	406	348	767	754

Total	6,556	5,985	6,064	6,476	6,269	5,771	12,541	12,040

Net premiums earned
Auto	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$8,506	$8,227
Homeowners	1,594	1,580	1,574	1,568	1,525	1,516	3,174	3,041
Other personal lines	387	385	384	384	380	379	772	759
Total	6,278	6,174	6,144	6,117	6,038	5,989	12,452	12,027

Incurred losses
Auto	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$5,869	$5,617
Homeowners	1,212	994	656	645	1,084	914	2,206	1,998
Other personal lines	226	279	187	221	239	247	505	486
Total	4,449	4,131	3,719	3,723	4,166	3,935	8,580	8,101

Expenses
Auto	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$2,164	$2,137
Homeowners	359	385	393	379	368	376	744	744
Other personal lines	105	108	115	108	113	115	213	228
Total	1,553	1,568	1,622	1,555	1,550	1,559	3,121	3,109

Underwriting income (loss)
Auto	$197	$276	$196	$240	$221	$252	$473	$473
Homeowners	23	201	525	544	73	226	224	299
Other personal lines	56	(2)	82	55	28	17	54	45
Total	276	475	803	839	322	495	751	817

Loss ratio	70.9	66.9	60.5	60.9	69.0	65.7	68.9	67.4
Expense ratio	24.7	25.4	26.4	25.4	25.7	26.0	25.1	25.8
Combined ratio	95.6	92.3	86.9	86.3	94.7	91.7	94.0	93.2

Effect of catastrophe losses on combined ratio	13.4	6.5	1.9	1.8	10.1	5.8	10.0	7.9

Effect of prior year reserve reestimates on combined ratio	(0.1)	(0.2)	(0.7)	(1.2)	(0.7)	(0.4)	(0.1)	(0.5)

Combined ratio excluding the effect of catastrophes and
prior year reserve reestimates	82.8	86.0	85.7	85.2	85.1	85.9	84.4	85.5
Effect of catastrophe losses	13.4	6.5	1.9	1.8	10.1	5.8	10.0	7.9
Effect of prior year non-catastrophe reserve reestimates	(0.6)	(0.2)	(0.7)	(0.7)	(0.5)	-	(0.4)	(0.2)
Combined ratio	95.6	92.3	86.9	86.3	94.7	91.7	94.0	93.2

Policies in Force (in thousands)
Auto	19,605	19,413	19,362	19,247	19,155	19,020	19,605	19,155
Homeowners	6,069	6,063	6,077	6,077	6,097	6,136	6,069	6,097
Other personal lines	4,052	4,032	4,024	4,014	4,015	4,024	4,052	4,015
Excess and surplus	25	23	22	20	18	15	25	18
Total	29,751	29,531	29,485	29,358	29,285	29,195	29,751	29,285

(1)                 Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines; Business to Business-Encompass, Commercial and Other Business Lines; Esurance; and Answer Financial.

THE ALLSTATE CORPORATION

BUSINESS TO BUSINESS - ENCOMPASS, COMMERCIAL AND OTHER BUSINESS LINES PROFITABILITY MEASURES

($ in millions, except ratios and policies in force)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Auto	$176	$151	$155	$172	$167	$147	$327	$314
Homeowners	136	110	115	129	120	97	246	217
Other personal lines	29	25	25	28	28	23	54	51
Subtotal - Encompass	341	286	295	329	315	267	627	582

Commercial lines	130	116	119	114	121	112	246	233

Allstate Roadside Services	94	97	88	91	88	82	191	170
Allstate Dealer Services	86	79	69	70	63	51	165	114
Other business lines	180	176	157	161	151	133	356	284

Total	651	578	571	604	587	512	1,229	1,099

Net premiums earned
Auto	$162	$161	$155	$158	$158	$155	$323	$313
Homeowners	120	117	114	111	105	100	237	205
Other personal lines	26	26	25	26	24	25	52	49
Subtotal - Encompass	308	304	294	295	287	280	612	567
Commercial lines	121	110	115	114	113	114	231	227
Other business lines	131	133	126	124	115	106	264	221
Total	560	547	535	533	515	500	1,107	1,015

Incurred losses
Auto	$134	$114	$114	$112	$117	$117	$248	$234
Homeowners	118	86	48	63	69	62	204	131
Other personal lines	21	21	-	13	21	20	42	41
Subtotal - Encompass	273	221	162	188	207	199	494	406
Commercial lines	78	81	77	70	69	61	159	130
Other business lines	64	63	58	60	49	47	127	96
Total	415	365	297	318	325	307	780	632

Expenses
Auto	$50	$48	$49	$47	$48	$47	$98	$95
Homeowners	37	35	35	34	33	32	72	65
Other personal lines	7	8	7	7	6	8	15	14
Subtotal - Encompass	94	91	91	88	87	87	185	174
Commercial lines	35	34	37	34	33	34	69	67
Other business lines	52	62	58	42	53	53	114	106
Total	181	187	186	164	173	174	368	347

Underwriting income (loss)
Auto	$(22)	$(1)	$(8)	$(1)	$(7)	$(9)	$(23)	$(16)
Homeowners	(35)	(4)	31	14	3	6	(39)	9
Other personal lines	(2)	(3)	18	6	(3)	(3)	(5)	(6)
Subtotal - Encompass	(59)	(8)	41	19	(7)	(6)	(67)	(13)
Commercial lines	8	(5)	1	10	11	19	3	30
Other business lines	15	8	10	22	13	6	23	19
Total	(36)	(5)	52	51	17	19	(41)	36

Loss ratio	74.1	66.7	55.5	59.7	63.1	61.4	70.5	62.3
Expense ratio	32.3	34.2	34.8	30.7	33.6	34.8	33.2	34.2
Combined ratio	106.4	100.9	90.3	90.4	96.7	96.2	103.7	96.5

Effect of catastrophe losses on combined ratio	14.8	7.9	(0.2)	3.4	6.6	2.2	11.4	4.4

Effect of prior year reserve reestimates on combined ratio	0.3	(0.6)	(3.9)	(5.3)	(3.7)	(3.0)	(0.1)	(3.3)

Effect of amortization of purchased intangible assets (1)	0.2	0.2	0.4	-	-	-	0.2	-

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and the amortization of purchased intangible assets (“underlying”)	91.3	93.4	93.1	92.1	92.2	96.2	92.3	94.2
Effect of catastrophe losses	14.8	7.9	(0.2)	3.4	6.6	2.2	11.4	4.4
Effect of prior year non-catastrophe reserve reestimates	0.1	(0.6)	(3.0)	(5.1)	(2.1)	(2.2)	(0.2)	(2.1)
Effect of amortization of purchased intangible assets	0.2	0.2	0.4	-	-	-	0.2	-
Combined ratio	106.4	100.9	90.3	90.4	96.7	96.2	103.7	96.5

Policies in Force (in thousands)
Auto	788	778	774	767	752	737	788	752
Homeowners	364	359	356	350	341	333	364	341
Other personal lines	124	124	125	124	124	121	124	124
Subtotal - Encompass	1,276	1,261	1,255	1,241	1,217	1,191	1,276	1,217
Commercial lines	313	305	301	295	291	286	313	291
Other business lines	972	991	989	996	997	1,001	972	997
Total	2,561	2,557	2,545	2,532	2,505	2,478	2,561	2,505

(1) Relates to the acquisition of Northeast Agency in 2013.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Premiums	$312	$327	$332	$306	$307	$303	$639	$610
Contract charges	206	280	278	278	272	276	486	548
Net investment income	538	640	637	633	633	635	1,178	1,268
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	-	2	5	10	(1)	15
Contract benefits	(413)	(488)	(490)	(498)	(471)	(458)	(901)	(929)
Interest credited to contractholder funds	(208)	(291)	(301)	(302)	(315)	(336)	(499)	(651)
Amortization of deferred policy acquisition costs	(65)	(74)	(80)	(109)	(65)	(76)	(139)	(141)
Operating costs and expenses	(112)	(118)	(145)	(132)	(140)	(148)	(230)	(288)
Restructuring and related charges	(1)	(2)	-	(4)	(1)	(2)	(3)	(3)
Income tax expense on operations	(91)	(85)	(71)	(47)	(68)	(60)	(176)	(128)

Operating income	165	189	160	127	157	144	354	301

Realized capital gains and losses, after-tax	(6)	-	9	(12)	37	12	(6)	49
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(11)	(3)	(10)	3	(6)	(14)	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(3)	1	(4)	1	-	(3)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	7	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	(1)	(4)	(6)	1	(10)
(Loss) gain on disposition of operations, after-tax	(12)	(16)	(44)	(472)	1	1	(28)	2

Net income (loss) available to common shareholders	$145	$162	$119	$(360)	$190	$146	$307	$336

(1)   Refer to pages 32 and 33 for further details related to the impact of LBL on comparison of Allstate Financial results.

THE ALLSTATE CORPORATION

 IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended					Six months ended

	June 30,	June 30,		Q2 2013	Change	June 30,	June 30,		Q2 2013	Change
	2014	2013	Change	LBL results	excl.LBL	2014	2013	Change	LBL results	excl.LBL

Premiums and contract charges	$518	$579	$(61)	$82	$21	$1,125	$1,158	$(33)	$82	$49
Net investment income	538	633	(95)	136	41	1,178	1,268	(90)	136	46
Periodic settlements and accruals on non-hedge derivative instruments	(1)	5	(6)	-	(6)	(1)	15	(16)	-	(16)
Contract benefits	(413)	(471)	58	(62)	(4)	(901)	(929)	28	(62)	(34)
Interest credited to contractholder funds	(208)	(315)	107	(85)	22	(499)	(651)	152	(85)	67
Amortization of deferred policy acquisition costs	(65)	(65)	-	(11)	(11)	(139)	(141)	2	(11)	(9)
Operating costs and expenses	(112)	(140)	28	(13)	15	(230)	(288)	58	(13)	45
Restructuring and related charges	(1)	(1)	-	-	-	(3)	(3)	-	-	-
Income tax expense on operations	(91)	(68)	(23)	(16)	(39)	(176)	(128)	(48)	(16)	(64)

Operating income	165	157	8	31	39	354	301	53	31	84

Realized capital gains and losses, after-tax	(6)	37	(43)	-	(43)	(6)	49	(55)	-	(55)
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	3	(6)	(2)	(8)	(14)	(3)	(11)	(2)	(13)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(4)	4	(1)	3	-	(3)	3	(1)	2
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	(4)	5	-	5	1	(10)	11	-	11
(Loss) gain on disposition of operations, after-tax	(12)	1	(13)	-	(13)	(28)	2	(30)	-	(30)

Net income (loss) available to common shareholders	$145	$190	$(45)	$28	$(17)	$307	$336	$(29)	$28	$(1)

(1)

As a result of LBL disposition on April 1, 2014, Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, estimated results of LBL business for the second quarter of 2013 were excluded in this presentation.

THE ALLSTATE CORPORATION

ESTIMATED RESULTS OF DISPOSED LBL BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Premiums and contract charges	$85	$89	$83	$82	$87
Net investment income (1)	126	126	135	136	141
Contract benefits	(65)	(46)	(65)	(62)	(44)
Interest credited to contractholder funds	(80)	(83)	(80)	(85)	(97)
Amortization of deferred policy acquisition costs	(6)	(17)	22	(11)	(23)
Operating costs and expenses	(8)	(7)	(11)	(13)	(16)
Income tax expense on operations	(18)	(21)	(29)	(16)	(16)

Operating income	34	41	55	31	32

Realized capital gains and losses, after-tax	-	-	-	-	-
Valuation changes of equity-indexed annuity forward starting options, after-tax	(6)	(6)	(8)	(2)	(6)
DAC and DSI amortization relating to non-operating items, after tax	-	(1)	1	(1)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	6	-	-

Net income	$28	$34	$54	$28	$27

Benefit spread	$(1)	$19	$(4)	$(4)	$15
Investment spread	46	43	55	51	44
Surrender charges and contract maintenance
expense fees	21	24	22	24	28

(1)                 Net investment income included investment expenses of $5 million in each quarter of 2013 and $4 million in first quarter 2014.  These expenses are not expected to be eliminated in connection with the LBL sale.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
Return on Attributed Equity

Numerator:

Net income available to common shareholders(1)	$66	$111	$95	$142	$633	$575

Denominator:

Beginning attributed equity (2)	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Ending attributed equity	7,262	7,812	7,273	7,819	8,224	8,617

Average attributed equity (3)	$7,743	$8,215	$7,860	$8,055	$7,981	$8,046

Return on attributed equity	0.9%	1.4%	1.2%	1.8%	7.9%	7.1%

Operating Income Return on Attributed Equity

Numerator:

Operating income (1)	$641	$633	$588	$572	$542	$523

Denominator:

Beginning attributed equity (2)	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Unrealized net capital gains and losses	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	7,104	6,915	6,768	6,625	6,497	6,402

Ending attributed equity	7,262	7,812	7,273	7,819	8,224	8,617
Unrealized net capital gains and losses	1,285	1,280	946	1,076	1,120	1,702
Adjusted ending attributed equity	5,977	6,532	6,327	6,743	7,104	6,915

Average adjusted attributed equity (3)	$6,541	$6,724	$6,548	$6,684	$6,801	$6,659

Operating income return on attributed equity	9.8%	9.4%	9.0%	8.6%	8.0%	7.9%

(1)                  Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                  Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3)                  Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$125	$127	$136	$120	$119	$116	$252	$235
Accident and health insurance premiums	187	195	181	180	179	180	382	359
Interest-sensitive life insurance contract charges	202	274	273	272	268	273	476	541
	514	596	590	572	566	569	1,110	1,135
Annuities
Immediate annuities with life contingencies premiums	-	5	15	6	9	7	5	16
Other fixed annuity contract charges	4	6	5	6	4	3	10	7
	4	11	20	12	13	10	15	23
Total	$518	$607	$610	$584	$579	$579	$1,125	$1,158

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$285	$291	$294	$283	$281	$276	$576	$557
Workplace enrolling agents	203	204	195	195	189	188	407	377
Other (2)	30	112	121	106	109	115	142	224
Total	$518	$607	$610	$584	$579	$579	$1,125	$1,158

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (3)

Underwritten Products
Traditional life insurance premiums	$-	$6	$7	$4	$6	$5	$6	$11
Accident and health insurance premiums	-	6	7	6	5	6	6	11
Interest-sensitive life insurance contract charges	-	71	73	71	70	74	71	144
	-	83	87	81	81	85	83	166
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	2	2	2	1	2	2	3
	-	2	2	2	1	2	2	3
Total	$-	$85	$89	$83	$82	$87	$85	$169

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	32,625	31,220	42,286	35,537	34,074	36,421	63,845	70,495
Other	-	-	146	447	618	879	-	1,497
Total	32,625	31,220	42,432	35,984	34,692	37,300	63,845	71,992

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$58	$52	$164	$59	$64	$52	$110	$116

(1)                      Includes products directly sold through call centers and internet.

(2)                      Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)                      Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.

(4)                      Excludes Allstate Benefits and non-proprietary products.

(5)                      New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Contractholders funds, beginning balance	$23,989	$24,304	$24,476	$36,357	$38,807	$39,319	$24,304	$39,319
Contractholders funds classified as held for sale, beginning balance	10,661	10,945	11,283	-	-	-	10,945	-
Total contractholders funds, including those classified as held for sale	34,650	35,249	35,759	36,357	38,807	39,319	35,249	39,319

Deposits
Interest-sensitive life insurance	246	318	334	330	328	386	564	568
Fixed annuities	56	127	276	218	281	287	183	714
Total deposits	302	445	610	548	609	673	747	1,282

Interest credited	212	308	310	321	314	350	520	664

Benefits, withdrawals, maturities and other adjustments
Benefits	(289)	(380)	(349)	(392)	(399)	(395)	(669)	(794)
Surrenders and partial withdrawals	(554)	(712)	(756)	(807)	(845)	(891)	(1,266)	(1,736)
Maturities of and interest payments on institutional products	-	-	-	(1)	(1,797)	(1)	-	(1,798)
Contract charges	(199)	(281)	(282)	(279)	(274)	(277)	(480)	(551)
Net transfers from separate accounts	1	3	4	2	5	1	4	6
Other adjustments	11	18	(47)	10	(63)	28	29	(35)
Total benefits, withdrawals, maturities and other adjustments	(1,030)	(1,352)	(1,430)	(1,467)	(3,373)	(1,535)	(2,382)	(4,908)
Contractholder funds sold in LBL disposition	(10,662)	-	-	-	-	-	(10,662)	-
Contractholder funds classified as held for sale, ending balance	-	(10,661)	(10,945)	(11,283)	-	-	-	-

Contractholder funds, ending balance	$23,472	$23,989	$24,304	$24,476	$36,357	$38,807	$23,472	$36,357

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Benefit spread
Premiums	$312	$327	$332	$306	$307	$303	$639	$610
Cost of insurance contract charges (1)	135	187	184	182	179	180	322	359
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(283)	(358)	(359)	(365)	(341)	(325)	(641)	(666)
Total benefit spread	164	156	157	123	145	158	320	303

Investment spread
Net investment income	538	640	637	633	633	635	1,178	1,268
Implied interest on immediate annuities with life contingencies (2)	(130)	(130)	(131)	(133)	(130)	(133)	(260)	(263)
Interest credited to contractholder funds	(212)	(307)	(305)	(317)	(311)	(345)	(519)	(656)
Total investment spread	196	203	201	183	192	157	399	349

Surrender charges and contract maintenance expense fees (1)	71	93	94	96	93	96	164	189
Realized capital gains and losses	(10)	1	14	(16)	57	19	(9)	76
Amortization of deferred policy acquisition costs	(66)	(74)	(85)	(97)	(71)	(75)	(140)	(146)
Operating costs and expenses	(112)	(118)	(145)	(132)	(140)	(148)	(230)	(288)
Restructuring and related charges	(1)	(2)	-	(4)	(1)	(2)	(3)	(3)
(Loss) gain on disposition of operations	(8)	(59)	(44)	(646)	1	2	(67)	3
Income tax (expense) benefit	(89)	(38)	(73)	133	(86)	(61)	(127)	(147)

Net income (loss) available to common shareholders	$145	$162	$119	$(360)	$190	$146	$307	$336

Benefit spread by product group
Life insurance	$86	$74	$101	$60	$75	$86	$160	$161
Accident and health insurance	97	102	78	85	86	89	199	175
Annuities	(19)	(20)	(22)	(22)	(16)	(17)	(39)	(33)
Total benefit spread	$164	$156	$157	$123	$145	$158	$320	$303

Investment spread by product group
Annuities and institutional products	$98	$110	$95	$100	$88	$59	$208	$147
Life insurance	26	30	28	25	25	27	56	52
Accident and health insurance	4	7	6	6	7	6	11	13
Net investment income on investments supporting capital	72	73	75	69	67	74	145	141
Investment spread before valuation changes on embedded derivatives that are not hedged	200	220	204	200	187	166	420	353
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(4)	(17)	(3)	(17)	5	(9)	(21)	(4)
Total investment spread	$196	$203	$201	$183	$192	$157	$399	$349

(1) Reconciliation of contract charges
Cost of insurance contract charges	$135	$187	$184	$182	$179	$180	$322	$359
Surrender charges and contract maintenance expense fees	71	93	94	96	93	96	164	189
Total contract charges	$206	$280	$278	$278	$272	$276	$486	$548

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(283)	$(358)	$(359)	$(365)	$(341)	$(325)	$(641)	$(666)
Implied interest on immediate annuities with life contingencies	(130)	(130)	(131)	(133)	(130)	(133)	(260)	(263)
Total contract benefits	$(413)	$(488)	$(490)	$(498)	$(471)	$(458)	$(901)	$(929)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2014 (1)			Three months ended June 30, 2013

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	4.0%	1.3%	5.1%	3.8%	1.3%
Deferred fixed annuities and institutional products	4.4	2.8	1.6	4.7	2.9	1.8
Immediate fixed annuities with and without life contingencies	8.0	5.9	2.1	6.8	6.0	0.8
Investments supporting capital, traditional life and other products	4.8	n/a	n/a	3.8	n/a	n/a

	Six months ended June 30, 2014(1)			Six months ended June 30, 2013

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	3.9%	1.4%	5.2%	3.9%	1.3%
Deferred fixed annuities and institutional products	4.4	2.9	1.5	4.6	3.0	1.6
Immediate fixed annuities with and without life contingencies	7.8	6.0	1.8	6.5	6.0	0.5
Investments supporting capital, traditional life and other products	4.4	n/a	n/a	4.0	n/a	n/a

(1)                For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of June 30, 2014		Twelve months ended June 30, 2014	Operating income return on attributed equity (%)
		Attributed equity		Twelve months ended
	Reserves and	excluding unrealized		June	March	Dec.	Sept.	June	March
	Contractholder funds	capital gains/losses (3)(4)	Operating income (5)	2014	2014	2013	2013	2013	2013

Underwritten products
Life insurance	$10,346	$2,712	$250	8.9%	9.0%	9.4%	8.4%	8.6%	8.9%
Accident and health insurance	827	683	95	14.5	14.7	14.8	15.6	15.4	13.5
Subtotal	11,173	3,395	345	9.9	10.1	10.4	9.7	9.8	9.8
Annuities and institutional products:
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,114	892	20	2.0	0.7	(0.5)	(1.4)	(1.8)	(1.9)
Standard structured settlements and SPIA (2)	7,760	460	84	16.8	13.2	9.5	7.8	5.5	5.1
Subtotal	12,874	1,352	104	7.1	5.0	3.0	1.7	0.7	0.4
Deferred Annuities	12,023	1,224	189	12.0	12.3	12.0	12.5	11.3	10.9
Institutional products	90	6	3
Subtotal	24,987	2,582	296	9.6	8.7	7.6	7.4	6.2	6.0
Total Allstate Financial	$36,160	$5,977	$641	9.8	9.4	9.0	8.6	8.0	7.9

	Six months ended June 30, 2014
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$145	$54	$155	$354
Realized capital gains and losses, after-tax	2	-	(8)	(6)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(14)	(14)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	3	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	1
(Loss) gain on disposition of operations, after-tax	(15)	-	(13)	(28)
Net income available to common shareholders	$130	$54	$123	$307

(1)          Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)          Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)          Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses.

(4)          Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk.  Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital.  Statutory capital is adjusted for appropriate GAAP accounting differences.  Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)          Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,436	2,588	2,567	2,572	2,574	2,572
Accident and health insurance	2,577	2,593	2,342	2,322	2,322	2,338
	5,013	5,181	4,909	4,894	4,896	4,910

Annuities
Deferred annuities	205	337	346	353	362	373
Immediate annuities	110	111	112	112	113	114
	315	448	458	465	475	487

Total	5,328	5,629	5,367	5,359	5,371	5,397

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,895	1,938	1,939	1,938	1,936	1,930
Allstate Benefits	3,010	3,040	2,762	2,741	2,741	2,757
Other (3)	423	651	666	680	694	710

Total	5,328	5,629	5,367	5,359	5,371	5,397

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE

Life insurance	-	142	145	148	150	152
Deferred annuities	-	124	128	132	138	144

Total	-	266	273	280	288	296

(1)         Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)         Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3)         Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND RETIREMENT AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the six months ended June 30, 2014			For the six months ended June 30, 2013

			Allstate			Allstate
	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial
	Retirement	Benefits	Segment	Retirement	Benefits	Segment

Premiums	$248	$391	$639	$248	$362	$610
Contract charges	437	49	486	502	46	548
Net investment income	1,142	36	1,178	1,233	35	1,268
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	(1)	15	-	15
Contract benefits	(693)	(208)	(901)	(731)	(198)	(929)
Interest credited to contractholder funds	(481)	(18)	(499)	(634)	(17)	(651)
Amortization of deferred policy acquisition costs	(79)	(60)	(139)	(93)	(48)	(141)
Operating costs and expenses	(129)	(101)	(230)	(192)	(96)	(288)
Restructuring and related charges	(3)	-	(3)	(2)	(1)	(3)
Income tax expense on operations	(145)	(31)	(176)	(99)	(29)	(128)

Operating income	296	58	354	247	54	301

Realized capital gains and losses, after-tax	(6)	-	(6)	50	(1)	49
Valuation changes on embedded derivatives that are not hedged, after-tax	(14)	-	(14)	(3)	-	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	(3)	-	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	1	(10)	-	(10)
(Loss) gain on disposition of operations, after-tax	(28)	-	(28)	2	-	2

Net income	$249	$58	$307	$283	$53	$336

Premiums and Contract Charges - by Product

Underwritten Product
Traditional life insurance premiums	$237	$15	$252	$220	$15	$235
Accident and health insurance premiums	6	376	382	12	347	359
Interest-sensitive life insurance contract charges	427	49	476	495	46	541
	670	440	1,110	727	408	1,135
Annuities
Immediate annuities with life contingencies premiums	5	-	5	16	-	16
Other fixed annuity contract charges	10	-	10	7	-	7
	15	-	15	23	-	23
Total life and annuity premiums and contract charges	$685	$440	$1,125	$750	$408	$1,158

Benefit Spread by Product Group
Life Insurance	$153	$7	$160	$152	$9	$161
Accident and health insurance	(4)	203	199	(7)	182	175
Annuities	(39)	-	(39)	(33)	-	(33)
Total benefit spread	$110	$210	$320	$112	$191	$303

Investment Spread by Product Group
Annuities and institutional products	$208	$-	$208	$147	$-	$147
Life insurance	51	5	56	46	6	52
Accident and health insurance	6	5	11	7	6	13
Net investment income on investments supporting capital	137	8	145	135	6	141
Investment spread before valuation changes on embedded derivatives that are not hedged	402	18	420	335	18	353
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(21)	-	(21)	(4)	-	(4)
Total investment spread	$381	$18	$399	$331	$18	$349

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013

Net investment income	$9	$7	$7	$8	$8	$7	$16	$15
Operating costs and expenses	(10)	(8)	(171)	(76)	(8)	3	(18)	(5)
Interest expense	(84)	(87)	(87)	(83)	(98)	(98)	(171)	(196)
Income tax benefit on operations	32	32	90	58	37	35	64	72
Preferred stock dividends	(31)	(13)	(11)	(6)	-	-	(44)	-

Operating loss	(84)	(69)	(172)	(99)	(61)	(53)	(153)	(114)

Realized capital gains and losses, after-tax	(1)	1	(1)	1	-	-	-	-
Loss on extinguishment of debt, after-tax	-	-	(1)	(6)	(312)	-	-	(312)
Postretirement benefits curtailment gain, after-tax	-	-	-	118	-	-	-	-
Net (loss) income available to common shareholders	$(85)	$(68)	$(174)	$14	$(373)	$(53)	$(153)	$(426)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL(1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,		March 31,	Dec. 31,	Sept. 30,	June 30,
	2014	2014	2013	2013	2013	2014		2014	2013	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$4,353	$4,618	$4,711	$5,484	$5,754	$2		$2	$2	$1	$2
Taxable	26,091	24,223	24,867	22,920	22,359	29,898		30,057	29,646	30,216	41,347
Equity securities, at fair value	4,072	4,341	4,396	4,156	3,932	1,322		956	701	656	573
Mortgage loans	373	403	429	431	479	3,801		4,069	4,292	4,386	5,934
Limited partnership interests	2,438	2,900	2,898	3,043	2,991	1,866		2,121	2,064	2,044	1,946
Short-term, at fair value	812	894	1,002	1,056	1,182	1,038		870	668	629	821
Other	1,531	1,528	1,335	1,102	813	1,607		1,635	1,732	1,672	1,958
Total	$39,670	$38,907	$39,638	$38,192	$37,510	$39,534		$39,710	$39,105	$39,604	$52,581

Fixed income securities, amortized cost:
Tax-exempt	$4,238	$4,521	$4,625	$5,367	$5,617	$2		$2	$2	$1	$2
Taxable	25,484	23,696	24,424	22,464	21,930	27,464		28,130	28,295	28,648	39,371
Ratio of fair value to amortized cost	102.4%	102.2%	101.8%	102.1%	102.1%	108.9%		106.8%	104.8%	105.5%	105.0%
Equity securities, at cost	$3,492	$3,737	$3,866	$3,769	$3,702	$1,166		$838	$607	$601	$535
Short-term, amortized cost	812	894	1,002	1,056	1,182	1,038		870	668	629	821

	CORPORATE AND OTHER					CONSOLIDATED

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,		March 31,	Dec. 31,	Sept 30,	June 30,
	2014	2014	2013	2013	2013	2014		2014	2013	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$565	$558	$570	$576	$578	$4,920		$5,178	$5,283	$6,061	$6,334
Taxable	1,725	1,703	1,114	1,098	999	57,714		55,983	55,627	54,234	64,705
Equity securities, at fair value	-	-	-	-	-	5,394		5,297	5,097	4,812	4,505
Mortgage loans	-	-	-	-	-	4,174		4,472	4,721	4,817	6,413
Limited partnership interests	5	3	5	4	4	4,309	(2)	5,024	4,967	5,091	4,941
Short-term, at fair value	1,064	809	723	1,009	643	2,914		2,573	2,393	2,694	2,646
Other	-	-	-	-	-	3,138		3,163	3,067	2,774	2,771
Total	$3,359	$3,073	$2,412	$2,687	$2,224	$82,563		$81,690	$81,155	$80,483	$92,315

Fixed income securities, amortized cost:
Tax-exempt	$541	$538	$552	$556	$558	$4,781		$5,061	$5,179	$5,924	$6,177
Taxable	1,718	1,700	1,110	1,093	997	54,666		53,526	53,829	52,205	62,298
Ratio of fair value to amortized cost	101.4%	101.0%	101.3%	101.5%	101.4%	105.4%		104.4%	103.2%	103.7%	103.7%
Equity securities, cost	$-	$-	$-	$-	$-	$4,658		$4,575	$4,473	$4,370	$4,237
Short-term, amortized cost	1,064	809	723	1,009	643	2,914		2,573	2,393	2,694	2,646

(1)             Excludes investments classified as held for sale that totaled $11.5 billion, $12.0 billion and $12.2 billion as of March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(2)             Tax credit funds, which totaled $592 million as of June 30, 2014, were reclassified from limited partnership interests to other assets as of June 30, 2014.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of June 30, 2014

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other (1)	Total

Infrastructure and real assets
Infrastructure and real assets - debt	$10,644	$-	$-	$-	$-	$-	$10,644
Infrastructure and real assets - equity	-	741	-	520	-	-	1,261
Infrastructure and real assets - other	-	-	-	-	-	169	169
	10,644	741	-	520	-	169	12,074
Real estate
Real estate - debt	2,108	-	4,174	-	-	-	6,282
Real estate - equity	-	42	-	1,517	-	112	1,671
	2,108	42	4,174	1,517	-	112	7,953

Consumer goods (cyclical and non-cyclical)	9,764	936	-	-	-	-	10,700
Banking & financial services
Banking	3,468	219	-	-	-	-	3,687
Financial services	3,056	313	-	-	-	-	3,369
Credit card and student loan ABS	866	-	-	-	-	-	866
Consumer auto ABS	967	-	-	-	-	-	967
	8,357	532	-	-	-	-	8,889

Municipal - General obligation, revenue and taxable	8,561	-	-	-	-	-	8,561
Government & agencies
U.S. government and agencies	4,853	-	-	-	662	-	5,515
Foreign government	1,394	-	-	-	-	-	1,394
	6,247	-	-	-	662	-	6,909
Technology and communications
Communications	3,129	272	-	-	-	-	3,401
Technology	2,518	474	-	-	-	-	2,992
	5,647	746	-	-	-	-	6,393
Capital goods	4,189	471	-	-	-	-	4,660
Basic & other industries
Basic industry	2,323	284	-	-	-	-	2,607
Other industries	768	-	-	-	-	-	768
	3,091	284	-	-	-	-	3,375
Transportation	1,634	126	-	-	-	-	1,760
ABS other	2,110	-	-	-	-	-	2,110
Private equity	-	-	-	2,111	-	-	2,111
Emerging markets
Fixed income funds	-	275	-	-	-	-	275
Foreign government	282	-	-	-	-	-	282
Equity index based funds	-	120	-	-	-	-	120
	282	395	-	-	-	-	677
Other equity market index based funds	-	1,121	-	-	-	-	1,121
Other funds	-	-	-	161	-	-	161
Other	-	-	-	-	2,252	2,857	5,109
Total investments	$62,634	$5,394	$4,174	$4,309	$2,914	$3,138	$82,563

(1)                Other includes derivatives, policy loans, agent loans and bank loans.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or for the three months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013
Investment position
Accounting basis
Cost method	$1,157	$1,346	$1,443	$1,435	$1,441	$1,425
Equity method (1)	3,152	3,678	3,524	3,656	3,500	3,506
Total	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Cost method-fair value (2)	$1,577	$1,764	$1,835	$1,806	$1,795	$1,748

Underlying investment
Private equity / debt funds	$2,631	$2,674	$2,562	$2,485	$2,457	$2,423
Real estate funds	1,517	1,577	1,687	1,666	1,658	1,635
Other (3)	161	773	718	940	826	873
Total	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Segment
Property-Liability	$2,438	$2,900	$2,898	$3,043	$2,991	$2,994
Allstate Financial	1,866	2,121	2,064	2,044	1,946	1,933
Corporate and Other	5	3	5	4	4	4
Total	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Total Income
Accounting basis
Cost method	$66	$50	$80	$48	$45	$26
Equity method	129	92	122	58	81	81
Total	$195	$142	$202	$106	$126	$107

Underlying investment
Private equity / debt funds	$123	$106	$140	$68	$58	$68
Real estate funds	55	38	61	49	77	34
Other	17	(2)	1	(11)	(9)	5
Total	$195	$142	$202	$106	$126	$107

Segment
Property-Liability	$102	$75	$130	$69	$89	$77
Allstate Financial	91	67	71	37	37	30
Corporate and Other	2	-	1	-	-	-
Total	$195	$142	$202	$106	$126	$107

(1)             As of June 30, 2014, valuations of EMA limited partnerships include approximately $564 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)             The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)             In periods prior to June 30, 2014, other included tax credit funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	June 30, 2014			March 31, 2014			December 31, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$146	$4,853	103.1	$132	$3,806	103.6	$122	$2,913	104.4
Municipal	552	8,561	106.9	421	8,716	105.1	277	8,723	103.3
Corporate	2,185	41,467	105.6	1,743	41,159	104.4	1,272	40,603	103.2
Foreign government	107	1,676	106.8	96	1,737	105.9	88	1,824	105.1
Asset-backed securities (“ABS”)	40	3,943	101.0	38	3,497	101.1	27	4,518	100.6
Residential mortgage-backed securities (“RMBS”)	99	1,362	107.8	93	1,438	106.9	71	1,474	105.1
Commercial mortgage-backed securities (“CMBS”)	54	746	107.8	47	783	106.4	41	829	105.2
Redeemable preferred stock	4	26	118.2	4	25	119.0	4	26	118.2
Total fixed income securities	3,187	62,634	105.4	2,574	61,161	104.4	1,902	60,910	103.2

Equity securities	736	5,394	115.8	722	5,297	115.8	624	5,097	114.0
Short-term investments	-	2,914	100.0	-	2,573	100.0	-	2,393	100.0
Derivatives	(19)	103	n/a	(19)	169	n/a	(18)	269	n/a
EMA limited partnership interests (2)	(5)	n/a	n/a	(4)	n/a	n/a	(3)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	327	n/a	n/a	190	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$3,899			$3,600			$2,695

Amounts recognized for:
Insurance reserves (3)	(399)			(134)			-
DAC and DSI (4)	(189)			(245)			(158)
Amounts recognized	(588)			(379)			(158)
Deferred income taxes	(1,161)			(1,130)			(891)
Unrealized net capital gains and losses, after-tax	$2,150			$2,091			$1,646

	September 30, 2013			June 30, 2013			March 31, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$156	$2,881	105.7	$203	$3,204	106.8	$297	$4,257	107.5
Municipal	365	9,611	103.9	496	10,716	104.9	929	11,862	108.5
Corporate	1,412	39,697	103.7	1,647	47,616	103.6	3,300	49,567	107.1
Foreign government	108	1,939	105.9	125	2,224	106.0	200	2,365	109.2
ABS	32	3,421	100.9	9	3,476	100.3	18	3,597	100.5
RMBS	57	1,844	103.2	62	2,485	102.6	65	2,750	102.4
CMBS	31	875	103.7	18	1,291	101.4	36	1,381	102.7
Redeemable preferred stock	5	27	122.7	4	27	117.4	4	27	117.4
Total fixed income securities	2,166	60,295	103.7	2,564	71,039	103.7	4,849	75,806	106.8

Equity securities	442	4,812	110.1	268	4,505	106.3	662	4,439	117.5
Short-term investments	-	2,694	100.0	-	2,646	100.0	-	3,169	100.0
Derivatives	(19)	217	n/a	(12)	200	n/a	(19)	223	n/a
EMA limited partnership interests (2)	(3)	n/a	n/a	-	n/a	n/a	8	n/a	n/a
Investments classified as held for sale	244	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,830			$2,820			$5,500

Amounts recognized for:
Insurance reserves (3)	-			(76)			(623)
DAC and DSI (4)	(189)			(199)			(404)
Amounts recognized	(189)			(275)			(1,027)
Deferred income taxes	(927)			(894)			(1,568)
Unrealized net capital gains and losses, after-tax	$1,714			$1,651			$2,905

(1)             The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)             Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of equity method of accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)             The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)             The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities	$584	$705	$698	$721	$740	$762	$1,289	$1,502
Equity securities	35	28	55	30	39	25	63	64
Mortgage loans	71	81	82	99	93	98	152	191
Limited partnership interests	195	142	202	106	126	107	337	233
Short-term	3	1	1	1	1	2	4	3
Other	44	42	41	44	39	37	86	76
Sub-total	932	999	1,079	1,001	1,038	1,031	1,931	2,069
Less: Investment expense	(34)	(40)	(53)	(51)	(54)	(48)	(74)	(102)
Net investment income	$898	$959	$1,026	$950	$984	$983	$1,857	$1,967

PRE-TAX YIELDS (1)
Fixed income securities	4.0%	4.1%	4.1%	4.2%	4.2%	4.3%	4.0%	4.3%
Equity securities	3.1	2.5	4.9	2.8	3.9	2.8	2.8	3.3
Mortgage loans	6.6	5.4	5.3	6.2	5.8	6.0	6.0	5.9
Limited partnership interests	16.7	11.4	15.9	8.6	10.2	8.7	14.1	9.4
Total portfolio	4.7	4.5	4.8	4.5	4.6	4.5	4.6	4.5

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(6)	$(16)	$(11)	$(18)	$(33)	$(10)	$(22)	$(43)
Change in intent write-downs	(39)	(65)	(19)	(70)	(27)	(27)	(104)	(54)
Net other-than-temporary impairment losses recognized in earnings	(45)	(81)	(30)	(88)	(60)	(37)	(126)	(97)
Sales	290	147	180	59	408	172	437	580
Valuation and Settlements of derivative instruments	(5)	(12)	(8)	(12)	14	(4)	(17)	10
Total	$240	$54	$142	$(41)	$362	$131	$294	$493

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	2.2%	2.1%	1.1%	1.0%	(1.5)%	1.2%	4.3%	(0.3)%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$78.5	$78.5	$90.1	$89.7	$90.7	$91.8	$78.6	$91.0

(1)                       Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(2)                       Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(3)                       Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$29	$31	$35	$44	$53	$61	$60	$114
Taxable	183	184	178	175	178	188	367	366
Equity securities	29	23	51	26	36	23	52	59
Mortgage loans	4	5	4	6	5	5	9	10
Limited partnership interests (1)	102	75	130	69	89	77	177	166
Short-term	2	1	1	1	-	1	3	1
Other	19	14	11	11	8	8	33	16
Subtotal	368	333	410	332	369	363	701	732
Less: Investment expense	(17)	(21)	(28)	(23)	(26)	(22)	(38)	(48)
Net investment income	$351	$312	$382	$309	$343	$341	$663	$684
Net investment income, after-tax	$240	$215	$273	$225	$259	$241	$455	$500

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	2.7%	2.7%	2.8%	3.2%	3.6%	3.7%	2.7%	3.6%
Equivalent yield for tax-exempt	3.9	3.9	4.1	4.7	5.2	5.4	3.9	5.2
Taxable	3.0	3.1	3.0	3.2	3.3	3.5	3.0	3.4
Equity securities	3.2	2.5	5.3	2.8	4.0	2.8	2.8	3.4
Mortgage loans	4.9	4.3	4.1	4.4	4.2	4.3	4.6	4.2
Limited partnership interests	15.3	10.3	17.4	9.3	11.8	10.4	12.9	11.1
Total portfolio	3.9	3.5	4.3	3.6	4.0	4.0	3.7	4.0

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$8	$4	$35	$14	$39	$47	$12	$86
Taxable	49	36	44	21	17	43	85	60
Equity securities	225	20	58	(56)	252	28	245	280
Limited partnership interests	(23)	7	(1)	2	(5)	5	(16)	-
Derivatives and other	(9)	(14)	(8)	(7)	2	(11)	(23)	(9)
Total	$250	$53	$128	$(26)	$305	$112	$303	$417

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(6)	$(12)	$(6)	$(8)	$(17)	$(8)	$(18)	$(25)
Change in intent write-downs	(25)	(60)	(15)	(63)	(26)	(20)	(85)	(46)
Net other-than-temporary impairment
losses recognized in earnings	(31)	(72)	(21)	(71)	(43)	(28)	(103)	(71)
Sales	289	139	157	52	346	151	428	497
Valuation and Settlements of derivative instruments	(8)	(14)	(8)	(7)	2	(11)	(22)	(9)
Total	$250	$53	$128	$(26)	$305	$112	$303	$417

AVERAGE INVESTMENT BALANCES (in billions) (3)	$38.0	$38.1	$37.9	$37.0	$36.7	$36.5	$38.2	$36.6

(1)                       As of June 30, 2014, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.26 billion.

(2)                       Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                       Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities	$365	$484	$480	$497	$503	$506	$849	$1,009
Equity securities	6	5	4	4	3	2	11	5
Mortgage loans	67	76	78	93	88	93	143	181
Limited partnership interests (1)	91	67	71	37	37	30	158	67
Short-term	1	-	-	-	-	1	1	1
Other	24	26	28	28	30	28	50	58
Subtotal	554	658	661	659	661	660	1,212	1,321
Less: Investment expense	(16)	(18)	(24)	(26)	(28)	(25)	(34)	(53)
Net investment income	$538	$640	$637	$633	$633	$635	$1,178	$1,268
Net investment income, after-tax	$350	$416	$424	$423	$422	$424	$766	$846

PRE-TAX YIELDS (2)
Fixed income securities	5.3%	5.4%	5.0%	5.1%	5.0%	4.8%	5.3%	4.9%
Equity securities	2.7	2.4	2.8	2.4	3.0	2.6	2.6	2.7
Mortgage loans	6.8	5.5	5.4	6.4	5.9	6.2	6.2	6.0
Limited partnership interests	18.2	12.8	13.8	7.4	7.8	6.1	15.6	6.9
Total portfolio	5.9	5.7	5.3	5.2	5.1	5.0	5.8	5.1

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$5	$(4)	$8	$(12)	$23	$(18)	$1	$5
Equity securities	14	2	8	5	31	1	16	32
Mortgage loans	(2)	3	1	(6)	(6)	31	1	25
Limited partnership interests	(28)	(5)	(3)	-	(3)	-	(33)	(3)
Derivatives and other	1	5	-	(3)	12	5	6	17
Total	$(10)	$1	$14	$(16)	$57	$19	$(9)	$76

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$-	$(4)	$(5)	$(10)	$(16)	$(2)	$(4)	$(18)
Change in intent write-downs	(14)	(5)	(4)	(7)	(1)	(7)	(19)	(8)
Net other-than-temporary impairment losses recognized in earnings	(14)	(9)	(9)	(17)	(17)	(9)	(23)	(26)
Sales	1	8	23	6	62	21	9	83
Valuation and Settlements of derivative instruments	3	2	-	(5)	12	7	5	19
Total	$(10)	$1	$14	$(16)	$57	$19	$(9)	$76

AVERAGE INVESTMENT BALANCES (in billions) (3)	$37.3	$37.7	$49.7	$50.3	$51.9	$53.2	$37.4	$52.3

(1)          As of June 30, 2014, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.28 billion.

(2)          Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(3)          Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2013	2013	2013	2014	2013
Consolidated investment portfolio
Interest-bearing (1)	$72,580	$71,084	$70,796	$70,423	$82,729	$87,890	$72,580	$82,729
Equity/owned (2)	9,983	10,606	10,359	10,060	9,586	9,492	9,983	9,586
Total	$82,563	$81,690	$81,155	$80,483	$92,315	$97,382	$82,563	$92,315

Consolidated portfolio total return (3)
Interest-bearing	1.8%	1.7%	0.6%	0.8%	(1.4)%	0.8%	3.5%	(0.8)%
Equity/owned	0.4	0.4	0.6	0.3	-	0.4	0.8	0.5
Investment Expenses	-	-	(0.1)	(0.1)	(0.1)	-	-	-
Total	2.2	2.1	1.1	1.0	(1.5)	1.2	4.3	(0.3)

Consolidated portfolio total return (3)
Income	1.1%	1.1%	1.1%	1.0%	1.0%	1.0%	2.1%	2.0%
Valuation	1.1	1.0	-	-	(2.5)	0.2	2.2	(2.3)
Total	2.2	2.1	1.1	1.0	(1.5)	1.2	4.3	(0.3)

Consolidated net investment income
Interest-bearing	$695	$824	$819	$861	$868	$895	$1,519	$1,763
Equity/owned	237	175	260	140	170	136	412	306
Investment expenses	(34)	(40)	(53)	(51)	(54)	(48)	(74)	(102)
Total	$898	$959	$1,026	$950	$984	$983	$1,857	$1,967

Consolidated Interest-bearing pre-tax yield (4)	4.0%	4.1%	4.1%	4.3%	4.3%	4.3%	4.0%	4.3%

Property-Liability net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$219	$219	$218	$229	$234	$246	$438	$480
Prepayment premiums and litigation proceeds	12	13	9	4	10	15	25	25
Total Interest-bearing	231	232	227	233	244	261	463	505
Equity/owned	137	101	183	99	125	102	238	227
Less: Investment expenses	(17)	(21)	(28)	(23)	(26)	(22)	(38)	(48)
Total	351	312	382	309	343	341	663	684
Less: prepayment premiums and litigation proceeds	(12)	(13)	(9)	(4)	(10)	(15)	(25)	(25)
Total excluding prepayment premiums and litigation proceeds	$339	$299	$373	$305	$333	$326	$638	$659

Property-Liability interest-bearing pre-tax yield	2.9%	3.0%	2.9%	3.1%	3.2%	3.5%	2.9%	3.4%

Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.8%	2.8%	2.8%	3.0%	3.1%	3.3%	2.8%	3.2%

Allstate Financial net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$432	$556	$569	$584	$591	$599	$988	$1,190
Prepayment premiums and litigation proceeds	24	28	15	32	27	27	52	54
Total interest-bearing	456	584	584	616	618	626	1,040	1,244
Equity/owned	98	74	77	43	43	34	172	77
Less: Investment expenses	(16)	(18)	(24)	(26)	(28)	(25)	(34)	(53)
Total	538	640	637	633	633	635	1,178	1,268
Less: prepayment premiums and litigation proceeds	(24)	(28)	(15)	(32)	(27)	(27)	(52)	(54)
Total excluding prepayment premiums and litigation proceeds	$514	$612	$622	$601	$606	$608	$1,126	$1,214

Allstate Financial interest-bearing pre-tax yield	5.3%	5.3%	5.0%	5.2%	5.0%	4.9%	5.3%	5.0%

Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	5.0%	5.0%	4.8%	4.9%	4.8%	4.7%	5.0%	4.8%

(1)           Includes fixed income securities, mortgage loans, short-term and other investments.

(2)           Includes limited partnership interests, equity securities and real estate.

(3)           Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.  Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(4)           Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year.  Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014 and were included in the pre-tax interest-bearing yield calculation in 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

 - valuation changes on embedded derivatives that are not hedged, after-tax,

 - amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

 - amortization of purchased intangible assets, after-tax,

 - gain (loss) on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.  We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered as substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates,  amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful

to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves. Amortization of purchased intangible assets primarily primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” , “Esurance Brand Profitability Measures”, “Auto Profitability Measures”, “Homeowners Profitability Measures”. “Allstate Personal Lines Profitability Measures” and “ Business to Business-Encompass, Commercial and Other Business Lines Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered as a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.